                                                                   EXHIBIT 10.37



                               CONTRACT BETWEEN

                        BRITISH TELECOMMUNICATIONS PLC

                                      AND

                  CASTLE TRANSMISSION INTERNATIONAL  LIMITED

                             FOR THE PROVISION OF
                        DIGITAL TERRESTRIAL TELEVISION
                         NETWORK DISTRIBUTION SERVICE

INDEX
-----

1.   Interpretation
2.   Provision of the Service
3.   Acceptance Tests
4. BT Equipment and Site Requirements, and Customer's Content Signals Responsibilities
5.   Connection of Equipment to the Service
6.   Access and Site Regulations
7.   Use of the Service
8.   Intellectual Property Rights
9.   Intellectual Property Right Indemnities
10.  Confidentiality
11.  Charges and Deposits
12.  Limitation of Liability
13.  Matters Beyond Either Party's Reasonable Control
14.  Escalation and Dispute Resolution
15.  Termination of this Contract by Notice
16.  Breaches of this Contract
17.  Changes to this Contract
18.  Insurance
19.  Assignment
20.  Entire Agreement
21.  Notices

SCHEDULES

1.   Description of the Service
2.   Charges for the Service
3.   Late Delivery Payments and Abatements
4.   Functional Design Specification
5.   Implementation Plan
6.   Acceptance Tests
7.   Network Management Service
8.   Specifications of Customer's Content Signals
9.   Persons permitted to receive confidential information
10.  Contract Change Order Form

THIS CONTRACT is made 19 May 1998
BETWEEN
BRITISH TELECOMMUNICATIONS PLC whose registered office is at 81 Newgate Street, London EC1A 7AJ, registered in England No. 1800000 ("BT").
AND
CASTLE TRANSMISSION INTERNATIONAL LIMITED whose registered office is at Warwick Technology Park, Gallows Hill, Heathcote Lane, Warwick CV34 6TN, registered in England No. 3196207 ("the Customer")

INTRODUCTION

1. The Customer has requested BT to provide a Digital Terrestrial Television Network Distribution Service ("DTTV Service").

2. BT and the Customer have agreed the DTTV Service will be provided on the terms and conditions of this Contract.

IT IS AGREED AS FOLLOWS:

1.   INTERPRETATION

1.1 In this Contract the following words and phrases have the following meanings:

     GENERAL DEFINITIONS :

     "Abatements"             means the payments described in Part 3 of Schedule
                              3.

     "Acceptance Criteria"    means the acceptance criteria described in Part
                              2 of Schedule 6

     "Acceptance Tests"       means the acceptance tests described in Part 1
                              of Schedule 6.

     "ASI" means Asynchronous Serial Interface, a DVB transport stream specification.

     "ASI mux" or "ASI        means a BT proprietory interface device which
      multiplex"              combines or separates a number of individual
                              transport streams for carriage over the DTTV
                              Distribution Network.

     "Broadcasting            means the Independent Television Commission
      Authority"              as defined in the Broadcasting Acts 1990 and
                              1996, or, in the case of the BBC the
                              government department and/or governing body having jurisdiction over the BBC's broadcasting activities under any Charter establishing the BBC or any amendment thereto.

     "BT Equipment"           means equipment (including software) placed
                              on a Site by BT for the provision of the Service.

     "BT's Licence"           means the Licence granted to BT under Section
                              7 of the Telecommunications Act 1984.

     "BT's Licensed Area      means the United Kingdom other than the area
      in the United           in which Kingston Communications (Hull) plc is
      Kingdom"                licensed to run telecommunication systems
                              under its licence granted to it under Section 7 of the Telecommunications Act 1984

     "Charges"                means the charges payable by the Customer for
                              the Service in accordance with Clause 11 and
                              Schedule 2.

     "CNAP" means a Core Network Access Point, being a primary point at which access and/or egress can be provided to the DTTV Distribution Network.

     "Connection Point"       means a block terminal, a socket for a
                              removable plug, a distribution frame, or any other device supplied and installed by BT at Playout Centres and/or at Transmitter Sites.

     "Customer's Content      means video, audio and data signals of the
      Signals"                Customer, or of any third party the Customer
                              allows to use the Service, having the technical characteristics and specifications described in
                              Schedule 8.

     "Customer                means equipment directly connected to the
      Equipment"              DTTV Distribution Network used by the
                              Customer, or by any third party the Customer allows to use the Service.

     "Day" means, for the purposes of Schedule 3, Day as described in Part 1 of Schedule 3.

     "Digital Network         means the industry body of that name established
      Group"                  to facilitate the introduction of digital
                              television in the United Kingdom.

     "Distribution Input      means an interface (physical, electrical and data)
      Interface"              at which the Customer or its agent delivers the
                              Customer's Contents Signals to BT for distribution across the DTTV Distribution Network, having the characteristics described in Part 1 of Schedule 1.

     "Distribution Output     means an interface (physical, electrical and data)
      Interface"              at which BT delivers the Customer's

                              Contents Signals back to the Customer or its agent after completing its passage through the DTTV Distribution Network, having the characteristics described in Part 1 of Schedule 1.

     "DTTV Distribution       means the network to be established by BT for
      Network"                providing the Service.

     "DTTV Multiplex          means a multiplex service as defined in the
      Service"                Broadcasting Act 1996.

     "DVB" means the standards developed by the Digital Video Broadcasting Project.

     "Emergency"              means an emergency of any kind including any
                              circumstance whatever resulting from major accidents, natural disasters and incidents involving toxic or radio-active materials.

     "Emergency               means in respect of any locality :-
      Organisations"          (i)  the relevant public police, fire, ambulance
                              and coastguard services for that locality; and
                              (ii) any other similar organisation providing assistance to the public in Emergencies in respect of which BT provides a public emergency call service.

     "Full Testing            means the Full Testing Service as described in
      Service"                Part 1 of Schedule 1.

     "Functional Design       means the document describing the technical
      Specification"          characteristics and specifications relating to the
                              Service as described in Schedule 4.

     "Group Company"          means a subsidiary or holding company of BT or
                              of the Customer (as appropriate), or a subsidiary of that holding company, all as defined by Section
                              736 of the Companies Act 1985.

     "Implementation          means the BT implementation plan for delivery
      Plan"                   and testing of the Service as described in
                              Schedule 5.

     "Late Delivery           means the payments described in Part 1 of
      Payments"               Schedule 3.

     "Loss of Service"        means Loss of Service as defined in Part 2 of
                              Schedule 3.

     Minimum Period           means the period from signature of this Contract
                              to the expiry of the 12th anniversary of 31
                              October 1998 or such later date as may be substituted pursuant to the provisions of Sub-clause 17.2.1, and as such period may be extended by the Customer pursuant to the provisions of Sub-clause 15.1.

     "Multiplier"             means the Multiplier as described in Part 1 of
                              Schedule 3.

     "Network                 means the network management service and fault
      Management              reporting procedure as described in Schedule 7 to
      Service"                be provided under this Contract in relation to the
                              Service.

     "Operational Service     means the date as defined in paragraph 1.4 (b) of
      Date"                   Schedule 2.

     "Phase 1                 means the Phase 1 Transmitter Sites as defined
      Transmitter Sites"      in Part 1 of Schedule 3 and as described in Part
                              2 of Schedule 1.

     "Phase 2                 means the Phase 2 Transmitter Sites as defined
      Transmitter Sites"      in Part 1 of Schedule 3 and as described in Part
                              2 of Schedule 1.

     "Playout Centre"         means a playout centre detailed in Part 3 of
                              Schedule 1.

     "Playout Centre          means the owner of a Playout Centre.
      Owner"

     "Preliminary Testing     means the Preliminary Testing Service as
      Service"                described in Part 1 of Schedule 1.

     "Region"                 means a region listed in the Table at the end of
                              Part 1, Schedule 1, paragraph 2.

     "Service"                means the service or, where appropriate, the
                              services or part of a service, to be provided by BT to the Customer as described or referred to in
                              Part 1 of Schedule 1.

     "Service Connection      means the initial Service Connection Charge
      Charge"                 payable by the Customer as described in
                              Schedule 2.

     "Service Delivery        means the respective service delivery dates set
      Dates"                  out in  Schedule 1, Part 2, column 6 by which a
                              fully operational Service is to be provided to the Customer at the respective Transmitter Sites set out in Schedule 1, Part 2, column 2.

     "Service Full Testing    means the respective service full testing dates
      Dates"                  setout in Schedule 1, Part 2, column 5 by which
                              the Full Testing Service is to be provided for Acceptance Tests at the respective Transmitter
                              Sites set out in Schedule 1, Part 2, column 2.

     "Service Preliminary     means the respective service preliminary Testing
      Testing Dates"          Dates set out in Schedule 1, Part 2, column 4 by
                              which the Preliminary Testing Service is to be provided for Acceptance Tests to the respective
                              Transmitter Sites set out in Schedule 1, Part 2, column 2.

     "Service Rental          means the annual Service Rental Charge payable
      Charge"                 by the Customer as described in Schedule 2.

     "Site" means the Playout Centre(s) and Transmitter Site(s) as detailed in Schedule 1.

     "SNAP" means a Separacy Network Access Point, being a separate, secondary point at which access or egress can be provided to the DTTV Distribution Network.

     "Transmitter Site"       means a  transmitter site detailed in Schedule 1,
                              Part 2, column 2.

     "Transmitter Site        means the owner of a Transmitter Site as detailed
      Owner"                  in Schedule 1, Part 2, column 3.


1.2 The Schedules form part of this Contract. References to Clauses or Sub-clauses are to Clauses or Sub-clauses of this Contract; references to paragraphs are to paragraphs of the appropriate Schedule. Clause headings are inserted for convenience only, and will not affect the interpretation of this Contract.

1.3 References to Statutes or to Statutory Instruments include any modification or re-enactment of the same.

1.4 Except where the context otherwise requires, references to the singular will include the plural, and vice versa.

2.   PROVISION OF THE SERVICE

2.1  BT will provide the Service to the Customer on the terms of this Contract.

2.2 BT will provide the Preliminary Testing Service, the Full Testing Service, and fully operational Service to the Transmitter Sites by the respective Service Preliminary Testing Dates, Service Full Testing Dates, and Service Delivery Dates, but if BT does not do so, its only financial liability to the Customer will be to pay Late Delivery Payments in the circumstances described in Part 1 of Schedule 3.

2.3 BT has designed the network it will use to provide the Service to achieve a minimum 99.99% availability of Service. However, in the nature of any service it cannot be guaranteed that faults will never arise. The Customer will be entitled to Abatements for Loss of Service in the circumstances described in Part 3 of Schedule 3, and BT will provide a fault monitoring, reporting and repair service as part of the Network Management Service.

2.4 The performance and functionality of the Service will not be affected by dates, prior to, during or after 1 January 2000. In particular:

        (a)  No value for current date will cause any interruption in operation.

        (b) Date-based functionality will behave consistently for dates prior to, during and after 1 January 2000.

        (c) In all interfaces and data storage, the century in any date will be specified either explicitly or by unambiguous algorithms or inferencing rules.

        (d)  Year 2000 will be recognised as a leap year.

2.5 BT may from time to time give the Customer advice concerning matters essential to health, safety or the quality of any telecommunications service provided by BT to the Customer or any other customer.

2.6 In the event of an Emergency, BT may suspend the Service in order to give Emergency Organisations or departments of central or local government access to the Service in accordance with requests made under Condition 9 of BT's Licence, or in order to comply with orders or directions of a competent authority in exercise of statutory or other executive powers in connection with such Emergency, and suspension in such circumstances will be treated as an event arising under Clause 13.

2.7 (a) BT will co-operate with the Customer's own customer DTTV Multiplex Service operators' systems integrators as required to enable the integration of the DTTV Distribution Network with the Customer's own customer multiplex and distribution systems, and generally in the provision of the Service during the term of this Contract. Correspondingly, the Customer will procure that such third parties co-operate with BT in the installation and operation of the DTTV Distribution Network.

    (b) BT will deploy its people as necessary to enable the Services to be available to the relevant Transmitter Sites for testing in accordance with the provisions of Clause 3 and to enable fully operational Services to commence on the Service Delivery Dates.

3.   ACCEPTANCE TESTS

3.1 BT will give the Customer 5 working days' prior notice of BT's intention to carry out Acceptance Tests at Sites to be specified in the notice. The Customer's nominated representatives will be entitled to attend the Acceptance Tests, but as witnesses only. BT will accommodate as many of the Customer's nominated representatives for such attendance as it reasonably can, and in any event a minimum of three. BT will at all times remain in control of testing the Service while the Acceptance Tests are carried out.

3.2 Provided BT considers that the Acceptance Tests demonstrate that the Service meets the Acceptance Criteria, BT will notify the Customer in writing of the satisfactory completion of the Acceptance Tests with copies of the results as soon as they are available. The Customer will respond as soon as reasonably practicable and in any event within 5 working days of receipt of such written notification and copy results, failing which the Service will be deemed to be acceptable and ready for provision to the Sites specified in such BT notice. Where the Customer does not respond to this notice, any subsequent Late Delivery Payments that may become due as a result of such failure to respond will be reduced in accordance with the number of days taken by the Customer to respond to this notice.

3.3 If the Customer notifies BT that in its opinion the Service does not meet the Acceptance Criteria, BT will rectify the Service as soon as reasonably practicable in order that it meets the Acceptance Criteria. If BT disputes the Customer's notice the matter will be regarded as a technical dispute for the purposes of Clause 14 and dealt with accordingly.

4. BT EQUIPMENT AND SITE REQUIREMENTS, AND CUSTOMER'S CONTENT SIGNALS RESPONSIBILITIES

4.1 In order to be able to provide the Service, BT requires the Customer (at its own expense) to seek to arrange for the following at the Sites (up to the respective boundaries of the Sites):

     (a) obtain and maintain all necessary landlords' consents, planning permissions, way-leaves and other third party consents (including those of Playout Centre Owners, and Transmitter Site Owners) needed to install, commission, maintain, operate and use the BT Equipment at the Sites and connect and operate the Service at the Sites, including consents for any necessary alterations to buildings;

     (b) pay all necessary connection charges, site rents, or any other fees required or levies made by third parties (including landlords, Playout Centre Owners, and Transmitter Site Owners) in connection with operating the Service at the Sites;

     (c) provide a suitable environment, accommodation, foundations, power supplies, connection points, support and other facilities at the Sites, including all necessary trunking, conduits and cable trays, as detailed in section 11 of the Functional Design Specification in accordance with the relevant installation standards;

          (d) take up or remove, any fitted or fixed floor coverings, ceiling tiles, suspended ceiling and partition covers, as BT advises are reasonably necessary, and carry out afterwards any making good or decorator's work as required;

     and BT will not be liable for any failure to provide Service which is due or mainly due to the requirements described in Sub-clauses 4.1 (a), (b),
     (c) and (d) not being met in accordance with timescales as set out in the Implementation Plan or not being maintained for the duration of the Contract, in each case to the extent that such requirements are not met or maintained.

4.2 The Customer's Content Signals at the Distribution Input Interfaces will be delivered in compliance with the specifications and standards described in
     Schedule 8. Whilst it is acknowledged that failure to provide continuous Customer's Content Signals does not constitute a breach of this Contract, the Customer will use reasonable endeavours to provide continuous Customer's Content Signals at the Distribution Input Interfaces. BT will not be liable for any failure to provide Service which is due or mainly due to Customer's Content Signals not being delivered continuously at the Distribution Input Interfaces, and/or not being delivered in compliance with the specifications and standards described in
     Schedule 8, in each case to the extent that Customer's Content Signals are not so delivered. The Customer acknowledges that BT is not responsible for delivery of the Customer's Content Signals up to the Distribution Input Interfaces nor for onward carriage of the Customer's Content Signals from the Distribution Output Interfaces nor for any payments in relation thereto.

4.3 The Customer is responsible for the BT Equipment at all Sites and must not add to, modify or in any way interfere with such BT Equipment, nor allow anyone else (other than someone authorised by BT) to do so. The Customer will be liable to BT for any loss of or damage to such BT Equipment, except where such loss or damage is due to fair wear and tear, an event covered by Clause 13, or is caused by BT or anyone acting on BT's behalf.

4.4 BT will not be liable for any failure to provide Service which is due or mainly due to any interference, modification, addition to, or loss or destruction of, BT Equipment at any Site except where such loss or damage is due to fair wear and tear or is caused by BT or anyone acting on BT's behalf.

5.   CONNECTION OF EQUIPMENT TO THE SERVICE

5.1 Any equipment connected to or used with the Service must be connected and used in accordance with any instructions, safety and security procedures applicable to the use of that equipment.

5.2 Any equipment which is attached (directly or indirectly) to the Service must be technically compatible with the Service and approved for that purpose under any relevant legislation.

6.   ACCESS AND SITE REGULATIONS

6.1 In order to be able to provide the Service, BT requires the Customer (at its own expense) to seek to arrange for access, for anyone duly authorised for this purpose by BT, to any Site and any other premises outside BT's control, at all reasonable times. During a period from 3 months prior to each Service Preliminary Testing Date to each Service Delivery Date, the Customer will seek to arrange continuous 24-hour access for BT to relevant Sites, but in any event BT will require a minimum level of access to relevant Sites as described in Schedule 5. Subsequently, to carry out any major planned works or maintenance, BT will require 24-hour access at Sites from time to time on giving 3 days' notice. BT may also require immediate 24-hour access at Sites to rectify faults in Service. Otherwise, BT will normally only require access during its usual working hours but may, on reasonable notice, require access at other times which the Customer will seek to arrange.

6.2 BT employees and anyone acting on BT's behalf will observe the Customer's, or the relevant Site owner's, reasonable Site regulations in force from time to time as advised in writing to BT or drawn to BT's attention at the Site. In the event of any conflict between such Site regulations and this Contract, this Contract will prevail.

6.3 The Customer will provide a suitable and safe working environment at all Sites for BT employees and anyone acting on BT's behalf.

6.4 BT will not be liable for any failure to provide Service which is due or mainly due to the access requirements described in Sub-clause 6.1 not being met, to the extent that such requirements are not met, or to a suitable and safe working environment not being provided for BT employees or for anyone acting on BT's behalf at any Site, to the extent that such environment is not provided.

7.   USE OF THE SERVICE

7.1 It is the Customer's responsibility to obtain and keep in force any licence necessary for the Customer to use the Service, and not to permit any third party to use the Service where such third party does so in the absence of, or in breach of, any licence necessary for it to do so. Without prejudice to the generality of the foregoing, this includes any licence or consent required from a Broadcasting Authority.

7.2  The Service must not be used in a way that:

     (a) places BT in breach of BT's Licence, or in breach or contravention of the Telecommunications Act 1984, or of the Broadcasting Acts 1990 or 1996, or gives rise to proceedings being taken against BT under
          Section 13 of the Broadcasting Act 1990;  or

     (b) does not comply with any advice given by BT under Sub-clause 2.5 or which does not comply with Clause 5.

7.3 The Customer must indemnify BT against any claims or legal proceedings which are brought or threatened against BT :

     (a)  by any third party because the Service is used in breach of Sub-clause
          7.1 or 7.2; or

     (b) by any third party the Customer permits to use the Service if the Service not available for use by that third party because of any failure of the Service; or

     (c) by any third party because the Customer's Content Signals are in breach of any duty of confidentiality or privacy, or infringe or prejudice any intellectual property rights, or are defamatory or obscene, or are otherwise unlawful.

7.4 (a) Where any of such claims or proceedings described in Sub-clause 7.3 are of a criminal nature, or are likely to affect BT's Licence or any rights or obligations of BT arising out of BT's Licence, or BT's compliance with, breach or contravention of, or exercise of any rights under, the Telecommunications Act 1984 or the Broadcasting Acts 1990 or 1996, BT will retain conduct and control of such claims or proceedings but it will be a condition of this indemnity that BT will notify the Customer promptly in writing (so far as practicable) of any such claims or proceedings, make no admission in relation to the same without prior consultation with the Customer, and keep the Customer as fully informed as practicable as to the progress of such claims or proceedings.

     (b) In relation to any other such claims or proceedings, it will be a condition of this indemnity that BT must :-

          (i) notify the Customer promptly in writing of such claim or proceeding;

          (ii)   make no admission in relation to the same;

          (iii) allow the Customer to conduct all negotiations and proceedings, subject to regular consultation with BT, and give the Customer all reasonable assistance in doing so (the Customer will pay BT's reasonable costs and expenses for such assistance).

7.5 If as a result of use of Service in contravention of Sub-clause 7.1 or 7.2 BT is prevented by an injunction or other order of a court of competent jurisdiction from providing the Service, or receives an order or instruction from a competent authority to cease providing the Service, or, in its reasonable opinion, after consultation with the Customer, is exposed to criminal liability if it continues to provide the Service, without prejudice to its right to terminate this Contract BT may suspend the Service until such court order is lifted or, in the case of criminal liability, BT receives such assurances as BT reasonably considers to be sufficient that there will be no criminal liability arising from restoration of the Service.

7.6 The limitations and exclusions of liability contained in Clause 12 do not apply to this Clause.

8.   INTELLECTUAL PROPERTY RIGHTS

8.1 Where software is provided to enable the Customer to use the Service, BT grants the Customer a non-exclusive, non-transferable licence to use the software for that purpose.

8.2 The Customer will not, without BT's prior written consent, copy or (except as permitted by law) decompile or modify the software, nor copy the manuals or documentation. The Customer will be entitled to a minimum of 3 copies of appropriate software, manuals and documentation.

8.3 The Customer will sign any agreement reasonably required by the owner of the copyright in the software to protect the owner's interest in that software, provided this does not result in any adverse financial consequences for the Customer.

9.   INTELLECTUAL PROPERTY RIGHT INDEMNITIES

9.1 BT will indemnify the Customer against all claims and proceedings arising from infringement of any intellectual property rights by reason of BT's provision of the Service to the Customer. As a condition of this indemnity the Customer must:

     (a)  notify BT promptly in writing of any allegation of infringement;

     (b)  make no admission relating to the infringement;

     (c) allow BT to conduct all negotiations and proceedings, subject to regular consultation with the Customer, and give BT all reasonable assistance in doing so (BT will pay the Customer's reasonable costs and expenses for such assistance); and

     (d) allow BT to modify the Service, or any item provided as part of the Service, so as to avoid the infringement, provided that the modification does not materially affect the performance of the Service or increase the Customer's costs. For these purposes any reduction in availability of Service will be regarded as material.

9.2 The indemnity in Sub-clause 9.1 does not extend to infringements caused by any Customer equipment, software, or services, or any combination of them, used in conjunction with the Service, except in all cases where such matters are permitted under this Contract. The Customer will indemnify BT against all claims, proceedings and expenses arising from such infringements on the same terms (mutatis mutandis) as the indemnity by BT contained in Sub-clause 9.1.

9.3 The limitations and exclusions of liability contained in Clause 12 do not apply to this Clause.

10.  CONFIDENTIALITY

10.1 The parties will keep in confidence any information (whether written or oral) of a confidential nature (including software and manuals) obtained under this Contract and will not disclose that information to any person, other than those persons listed in Schedule 9 who need to know the information, without the written consent of the other party.

10.2 This Clause 10 will not apply to:

     (a) any information which has been published, other than through a breach of this Contract;

     (b) information lawfully in the possession of the recipient before the disclosure under this Contract took place;

     (c) information obtained from a third party who the recipient reasonably believed was free to disclose it; and

     (d) information which a party is required to disclose to a competent regulatory authority, or information which a party is requested to disclose and, if it did not, could be required by law to do so.

10.3 This Clause 10 will remain in effect for as long as the information remains confidential, unless the parties otherwise agree.

11.  CHARGES AND DEPOSITS

11.1 The Charges for the Service, calculated in accordance with the BT Price List, are as set out in Schedule 2. Charges will commence and fall due as specified in Schedule 2.

11.2 The Customer will pay the Charges within 45 days of the date of BT's invoice, provided that the invoice date will not be earlier than the payment dates described in Schedule 2. BT may charge daily interest on late payments at a rate equal to 4% per annum above the base lending rate of Midland Bank plc.

12.  LIMITATION OF LIABILITY

12.1 BT accepts liability for late provision and the quality of the Service, other than where caused by an event covered by Clause 13, but only to the extent stated in Sub-clauses 2.2 and 2.3 and Schedule 3.

12.2 Each party accepts unlimited liability for death or personal injury resulting from its negligence. Sub-clauses 12.3 and 12.4 do not apply to such liability.

12.3 Except for the Customer's obligations under Clauses 7, 11 and 15 and
     Schedule 2, and BT's obligations under Clause 9, neither party will be liable to the other, either in contract, tort (including negligence) or otherwise for any direct or indirect loss of profits, business or anticipated savings, nor for any indirect or consequential loss or damage.

12.4 Except for the Customer's obligations under Clauses 7, 11 and 15 and
     Schedule 2, and BT's obligations under Clause 9, Sub-clauses 2.2 and 2.3 and Schedule 3, each party's liability to the other in contract, tort (including negligence) or otherwise in relation to this Contract is limited to (Pounds)2 million for any one incident or series of related incidents and to (Pounds)4 million for all incidents in any period of 12 months.

12.5 Each provision of this Contract, excluding or limiting liability, operates separately. If any part is held by a court to be unreasonable or inapplicable, the other parts will continue to apply.

13.  MATTERS BEYOND EITHER PARTY'S REASONABLE CONTROL

13.1 If either party is unable to perform any obligation under this Contract because of a matter beyond that party's reasonable control (for the purposes of this Clause 13, a "Force Majeure event"), such as lightning, flood, exceptionally severe weather, fire, explosion, war, civil disorder, or acts of local or central Government or other competent authorities or events beyond the reasonable control of that party's suppliers, that party will have no liability to the other for that failure to perform. The period of such excused non-performance will be limited to the duration of the Force Majeure event, and the party unable to perform any obligation because of the Force Majeure event will give prompt notice to the other of any claim that the performance of its obligations under this Contract is prevented or adversely affected by a Force Majeure event (giving details so far as practicable of the nature of the Force Majeure event preventing or adversely affecting performance and the estimated duration of non-performance), will give similar notice when its performance is resumed or ceased to be adversely affected, and will use all reasonable endeavours to recommence performance as soon as practicable, to mitigate and eliminate the consequences of the Force Majeure event, and to inform the other party of the steps which it is taking or proposing to take to do so.

13.2 In the event of any failure by BT to provide Service to any single Region or to all Regions because of a Force Majeure event, except for any such Force Majeure event that also constitutes a breach by the Customer of its obligations under this Contract, or a failure to meet BT's requirements as described in Clauses 4 and 6, or an event described in Sub-clause 4.4 (for the purposes of this Clause 13, an "Excluded Event") :-

     (a) BT will consider all practicable options, depending on the nature and extent of any such failure, that are available to restore Service at the earliest practicable opportunity, including the use of alternative temporary facilities. Where BT considers the use of alternative temporary facilities would achieve an earlier restoration of Service than the repair of the normal facilities used to provide Service, BT will use all reasonable endeavours to provide such alternative temporary facilities as soon as reasonably practicable to provide the Service. Such alternative temporary facilities will be deemed to be acceptable if they meet the Acceptance Criteria;

     (b) where BT is unable to either repair the normal facilities used to provide Service or provide such alternative temporary facilities within 42 days of the commencement of the non-performance, the Customer will be entitled, by written notice expiring at the end of such 42-day period, to require this Contract to be amended such that the part of the Service affected by such non-performance is removed from this Contract and the Customer and BT are each relieved of their respective obligations to pay for and provide the part of the Service affected by such non-performance for the remainder of the term of the Contract;

     (c) the Customer will only be liable to pay 50% of the annual rental charges (apportioned on a daily basis over a year) applying to the parts of the Service affected by such failure for the duration of such failure.

13.3 For the avoidance of doubt, the provisions of Sub-clause 13.2 will not apply in the event of any failure by BT to perform any obligations because of an Excluded Event, and in such a case the Customer will remain liable for payment of the full Charges.

14.  ESCALATION AND DISPUTE RESOLUTION

14.1 If a dispute arises between the parties to this Contract, the parties will use their reasonable endeavours to settle the dispute in accordance with the following procedures:

          (a) a dispute which has not been settled by the Customer's representative and the BT representative within 7 days of the matter being raised, may be escalated by either party to the first level by written notice to the other party;

          (b) if the dispute is not resolved at the first level within 7 days of escalation either party may refer the dispute to the second level.

     The parties' representatives and the people to whom a dispute must be escalated at the first and second levels are as notified by either party to the other from time to time.

14.2 If the dispute is a technical dispute and is still not resolved 28 days after escalation to the second level then the dispute may be referred to a single arbitrator to be agreed by BT and the Customer, or , failing agreement, to be appointed by the President of the Institution of Electrical Engineers, in accordance with and subject to the provisions of the Arbitration Acts 1950 to 1979 or any statutory modification or re-enactment of those Acts.

14.3 If a dispute is other than a technical dispute and is not resolved after the procedures set out in Sub-Clause 14.1 have been followed then, if the parties agree, the dispute will be referred to a mediator:

          (a) the mediator will be appointed by agreement of the parties. In the event of a failure to agree within 3 days of a proposal by one party, the mediator will be appointed by the Centre for Dispute Resolution (CEDR);

          (b) within 14 days of the appointment of the mediator the parties will meet with the mediator in order to agree the procedure to be adopted for the negotiations;

          (c) all negotiations connected with the dispute will be conducted in confidence and without prejudice to the rights of the parties in any further proceedings;

          (d) if the parties reach agreement on the resolution of the dispute the agreement will be put in writing and once signed by the parties will be binding on them;

          (e) if the parties are not prepared to agree to the dispute being referred to a mediator or fail to reach agreement within 2 months of the mediator being appointed then either party may exercise any remedy that it has under this Contract.

15.  TERMINATION OF THIS CONTRACT BY NOTICE

15.1 This Contract will terminate automatically at the expiry of the Minimum Period unless both parties agree to extend or renew it, provided that the Customer may extend the duration of the Minimum Period of this Contract for a period of up to nine months upon giving BT written notice not later than the eleventh anniversary of the first Service Delivery Date.

15.2 If the Customer terminates this Contract or the Service during the Minimum Period (other than in accordance with a right under in this Contract) the Customer must pay BT a sum equal to the Charges for the remaining part of the Minimum Period, discounted, in recognition of the Charges being paid in a lump sum to BT upon termination, by using the 3 month Sterling London Interbank Offer Rate quoted by Midland Bank plc, London on the date of termination. Such sum will be paid by the Customer within 45 days of BT's invoice, and BT may charge daily interest on late payment in accordance with Sub-clause 11.2.

15.3 In mitigation of BT's losses on termination in breach by the Customer as described in Sub-clause 15.2 :-

(a) BT will use all reasonable endeavours to contract to provide DTTV Service to other customers using the facilities used to provide the Service under this Contract, provided that BT will not be required to contract on a basis other than the standard prices, terms and conditions applicable to the DTTV Service. Provided the Customer has paid the sum described in Sub-clause 15.2, BT will pay to the Customer the money it obtains from any such other customer(s) (less BT's reasonable costs and expenses (if any) incurred in contracting with any such customer(s)) to the extent that the money obtained from such other customer(s) relates to facilities utilised to provide the Service under this Contract and provided that such payment(s) will not exceed in total the sum paid by the Customer under Sub-clause
     15.2. Such payment(s) will be made by BT within 45 days of receipt, and the Customer may charge interest on late payment at a rate equal to 4% per annum above the base lending rate of Midland Bank plc; and

(b) If BT has not been able to so contract with another customer within 12 months of such termination in breach by the Customer, BT will use all reasonable endeavours to redeploy and reutilise any of the facilities used to provide Service under this Contract on reasonable terms, subject to any regulatory considerations that may apply. Provided the Customer has paid the sum described in Sub-clause 15.2, BT will pay to the Customer any money it obtains from such redeployment or reutilisation less BT's reasonable costs and expenses (if any) incurred in such redeployment or reutilisation, provided that such payments will not exceed in total the sum paid by the Customer under Sub-clause 15.2. Such payment(s) will be made by BT within 45 days of receipt, and the Customer may charge interest on late payment at a rate equal to 4% per annum above the base lending rate of Midland Bank plc.

15.4 In addition to any rights of termination specified elsewhere in this Contract, if the industry for digital terrestrial television services as a whole fails, such that all holders of Broadcasting Authority licences or other UK government authorisations permanently cease to provide digital television services and all Broadcasting Authority licences or other UK government authorisations are permanently terminated, surrendered, withdrawn or otherwise revoked or ceased, then :-

     (a) if such event occurs on or after the fifth anniversary of the first Service Delivery Date, the Customer will be entitled to terminate the Contract on giving BT twelve calendar months' written notice, without liability for any further payment other than the Charges payable during the notice period; or

     (b) if such event occurs prior to the fifth anniversary of the first Service Delivery Date, the Customer may terminate this Contract on one month's written notice, subject to payment, prior to expiry of the notice, of a sum equivalent to all Charges payable by the Customer from the date such notice was given up to the fifth anniversary of the first Service Delivery Date, discounted by using the 3 month Sterling London Interbank Offer Rate quoted by Midland Bank plc, London on the date of termination.

15.5 If the Customer (other than as a result of an event described in Sub-clause
     16.1 (d) or as a result of any breach by the Customer of its Broadcasting Authority licence or other UK government authorisation) permanently ceases, in good faith, to provide one or more of the DTTV Multiplex Services for which it has a Broadcasting Authority licence or other UK government authorisation, such that its Broadcasting Authority licence or other UK government authorisation is permanently terminated, surrendered, withdrawn or otherwise revoked or ceased, and is not transferred or reissued to a connected company, then :-

     (a) the Customer will use all reasonable endeavours in good faith to effect a transfer to any replacement licensee or other UK government authorisee of the part of the Service used to provide such permanently ceased DTTV Multiplex Service, but if such transfer does not take place, then

     (b) the Customer will be entitled, by written notice, to require this Contract to be amended such that the part of the Service used to provide such permanently ceased DTTV Multiplex Service is removed from this Contract and the Customer and BT are each relieved of their respective obligations to pay for and provide such part of the Service from the fifth anniversary of the first Service Delivery Date, or if such notice is given after the fifth anniversary of the first Service Delivery Date, from twelve calendar months from the date of the notice.

16.  BREACHES OF THIS CONTRACT

16.1 Either party may terminate this Contract without notice if the other:

     (a) commits a material breach of this Contract, which is capable of remedy, and fails to remedy the breach as soon as is reasonably practicable or in any event within 30 days of a written notice to do so; or

     (b)  commits a material breach of this Contract which cannot be remedied;
          or

     (c)  is repeatedly in breach of this Contract; or

     (d) is the subject of a bankruptcy order, or becomes insolvent, or makes any arrangement or composition with or assignment for the benefit of their creditors, or goes into voluntary (otherwise than for reconstruction or amalgamation) or compulsory liquidation or a receiver or administrator is appointed over their assets.

16.2 If the Customer commits any of the acts detailed in Sub-clauses 16.1 (a) or
     (c), or an event detailed in Sub-clause 16.1 (d) happens to the Customer, (except for acts or events covered by Sub-clause 7.5), BT may suspend the Service without prejudice to its right to terminate this Contract, provided that in the case of a suspension under Sub-clauses (a) or (c) BT must, after the expiry of 45 days, either resume Service or exercise its right to terminate this Contract. Where the Service is suspended under this Clause, the Customer must pay the charges for the Service until this Contract is terminated.

16.3 If this Contract is terminated by BT during the Minimum Period because of an event specified in Sub-clause 16.1, the Customer must pay BT a sum calculated in accordance with Sub-clause 15.2.

16.4 If either party delays in acting upon a breach of this Contract that delay will not be regarded as a waiver of that breach. If either party waives a breach of this Contract that waiver is limited to that particular breach.

17.  CHANGES TO THIS CONTRACT

17.1 Changes to the Service

     (a) If the Customer wishes to change the location of the Playout Centres from which, or the Transmitter Sites to which, the Service is provided, or to make any other changes to the Service, it must notify BT in writing.

     (b)  The parties will discuss the proposed change.

     (c) Within a reasonable time of receipt of a proposed change, or the date of the discussions under Sub-clause 17.1(b), BT will notify the Customer in writing whether or not BT can accommodate the change, and of the likely timescale, financial, contractual, technical and other effects (if any) of the proposed change.

     (d) Within a reasonable time of notification of the effects of a proposed change the Customer will advise BT whether it wishes this Contract to be amended to incorporate the change and BT will carry out such change on the terms agreed.

PROVIDED THAT BT agrees that, in any event :-

     (i) where the Customer requires the Service to be provided to additional transmitter sites (other than the Transmitter Sites), subject to the maximum specified in paragraph 2 of Schedule 2, the formula to be applied to calculate the Charges for additional transmitter site access payable by the Customer in such circumstances will be that set out in paragraph 2 of Schedule 2, and BT will comply with any such request subject to completion of the appropriate Contract Change Order and to six months' prior written notice of the new Service Preliminary Testing Date;

     (ii) where the Customer requests BT to reconfigure the Service to meet any changes to its (or its own customer DTTV Multiplex Service operators') regional distribution requirements, BT will consider such requests and if feasible, carry out any such changes, provided the Customer will pay any reasonable additional charge;

     (iii) where appropriate, if the Customer requests BT to make changes to the Service which are for the benefit of one of the Customer's own customer digital television multiplex operators, any proposals BT makes for consequential adjustment of the Charges will be calculated solely in relation to such customer of the Customer.

17.2    Changes to dates

17.2.1 Where the actual industry launch date for digital terrestrial television services, as agreed with all other customers for the DTTV Service, is later than 31 October 1998, the Customer will be entitled to substitute the earlier of such actual industry launch date or 31 January 1999 for 31 October 1998 in the definition of the Minimum Period in Clause 1, so that the Minimum Period expires of the 12th anniversary of such substituted date, by giving three months' prior written notice to BT expiring not later than 31 October 1998. Where such notice is given:-

        (a) the Service Preliminary Testing Dates, the Service Full Testing Dates, and the Service Delivery Dates (both for Phase 1 and Phase 2 Transmitter Sites) will each be commensurately deferred unless the parties agree otherwise; and

        (b) amendments reflecting such deferral of dates will be deemed to be made to Part 1 of Schedule 3, such that Late Delivery Payments will apply only in respect of the respective deferred dates; and

        (c) the Implementation Plan will be amended to reflect such deferral of dates.

17.2.2 If the Customer is unable to use the Service at any particular Phase 2 Transmitter Site due to inability to obtain frequency clearance to transmit from such Phase 2 Transmitter Site, then, subject to giving four months prior written notice expiring not later than the Service Preliminary Testing Date for such Phase 2 Transmitter Site, the Customer may either postpone delivery of Service to such Phase 2 Transmitter Site, or substitute an alternative transmitter site for delivery of the Service, provided that:-

        (a) When frequency clearance is obtained in respect of such Phase 2 Transmitter Site or any substituted transmitter site, the Customer will give BT six months' prior written notice of the new Service Preliminary Testing Date applying to the provision of Preliminary Testing Service to such

            Phase 2 Transmitter Site, and the new Service Full Testing Date for provision of Full Testing Service to such deferred or substituted Phase 2 Transmitter Site will be not earlier than 31 days after the new Service Preliminary Testing Date, and the new Service Delivery Date for provision of fully operational Service to such deferred or substituted Phase 2 Transmitter Site will not be earlier than 30 days after the new Service Full Testing Date; and

       (b) amendments reflecting such deferral of dates will be deemed to be made to Part 1 of Schedule 3, such that Late Delivery Payments will apply only in respect of any delays beyond the respective deferred dates; and

        (c) the Implementation Plan will be amended to reflect such deferral of dates.

17.2.3 If any changes are agreed to any of the Service Preliminary Testing Dates, Service Full Testing Dates, or Service Delivery Dates in relation to any Transmitter Site, then such changes will, unless otherwise agreed, have effect to change such other Dates in relation to that Site to reflect their current respective intervals, and to invoke a review of the Implementation Plan in order to make appropriate changes to reflect such revised Dates.

17.3 At agreed intervals of not less than 4 years the parties will collaborate on a technical review of the BT Equipment and other distribution equipment available on the market. Where opportunities are identified, from such technical review, to improve or enhance the Service, or to operate the Service more cost effectively the parties will co-operate in good faith. Should there be such an opportunity to operate the Service more cost-effectively BT will share with the Customer and other customers for the DTTV Service any benefits arising from such technology improvement with due regard to the need for BT to achieve a reasonable rate of return on both the item(s) of new BT Equipment which is/are required to be installed and of the original BT Equipment which is/are required to be replaced or is/are rendered obsolete as a result of the implementation of such improvements.

17.4 Where the parties agree a change to this Contract it will be recorded in writing on a Contract Change Order Form in the form set out in Schedule 10 and will then form part of this Contract when signed by both parties.

18.  INSURANCE

     Throughout the period of this Contract both parties will maintain appropriate insurance against loss, damages, claims or actions arising from personal injury, public liability and any other liability for which either is required by law to insure.

19.  ASSIGNMENT

     Neither party may assign or transfer any of their rights or obligations under this Contract, without the written consent of the other, except that BT may assign or transfer its rights or obligations (or both) to a BT Group Company without consent, and BT will not unreasonably refuse consent to the Customer's transferring its rights and obligations under this Contract to another DTTV Multiplex Service operator or to a Group Company of the Customer.

20.  ENTIRE AGREEMENT

20.1 This Contract contains the whole agreement between the parties and supersedes all previous written or oral agreements relating to its subject matter.

20.2 The parties  acknowledge and agree that:

     (a) they have not been induced to enter into this Contract by any representation, warranty or other assurance not expressly incorporated into it; and

     (b) in connection with this Contract their only rights and remedies in relation to any representation, warranty or other assurance are for breach of this

          Contract and that all other rights and remedies are excluded, except in the case of fraud.

21.  NOTICES

     Notices given under this Contract must be in writing and may be delivered by hand or by courier, or sent by telex or first class post to the following addresses:

     (a) to BT: Senior Business Manager Terrestrial Services, Broadcast Services, 125 Shaftesbury Avenue, London WC2H 8BE or any alternative address which BT notifies to the Customer;

     (b) to the Customer at the address to which the Customer asks BT to send invoices, the address of the Customer's premises or, if the Customer is a limited company, its registered office.


Signed on behalf of
British Telecommunications plc                /s/ J. P. Swingewood
                                             ...................................


Name                                              J. P. Swingewood
                                             ...................................


Position                                     Director Multimedia Services
                                             ...................................



Signed on behalf of
Castle Transmission International Ltd        ...................................


Name:     Alan Rees                            /s/ Alan Rees
                                             ...................................
          Chief Operating Officer                       (signature)

                                   SCHEDULE 1
                                   ----------

                           DESCRIPTION OF THE SERVICE
                           --------------------------

INDEX
-----

Part 1 :       Service
Part 2 :       Transmitter Sites, Transmitter Site Owners, Service Preliminary
               Testing Dates, Service Full Testing Dates, Service Delivery Dates
Part 3 :       Playout Centres
Part 4 :       Regional Distribution from Playout Centres to Transmitter Sites
Part 5 :       Transmitter Site Provisioning Plans

                                   SCHEDULE 1
                                   ----------

                               PART 1:    SERVICE
                               ------------------

1.   GENERAL

1.1 The Service is a uni-directional service, provided via a diversely routed network for the distribution of the Customer's Content Signals provided from a Distribution Input Interface to a Distribution Output Interface, in accordance with the description as detailed in this Schedule and the Functional Design Specification.

1.2 The DTTV Distribution Network will provide capacity for the carriage of Service Information ("SI") from a central SI Collation Site, which will be located at either British Digital Broadcasting Plc's premises at Marco Polo House, 346, Queenstown Road, London SW8 4NE, or at the Channel 4 Television Corporation's premises at Channel 4, 124, Horseferry Road, London SW1P 2TX (to be agreed) ("the central SI Collation Site"), to Transmitter Sites designated as Service Insertion Points ("SIPs"). BT will accept the Customer's DTTV Multiplex Services feeds and deliver these signals to agreed main and daughter Transmitter Sites. The SI capacity will be diversely routed. The network design will ensure that the two feeds are physically and electrically separate. BT will provide 5 Mbit/s of capacity relating to all digital multiplexes from the central SI Collation Site throughout the DTTV Distribution Network for use by all customers for the DTTV Service.

     Part 4 of Schedule 1 provides a list of SIP Transmitter Sites and their associated daughter Transmitter Sites, which may be subject to review, following discussion by the Digital Network Group.

     The industry's arrangements for the carriage of SI have yet to be defined. The exact arrangements will be defined when the solution is known. Provided that such arrangements are notified to BT by not less than four months prior to the first Service Delivery Date, BT will provide capacity to the Customer for carriage of SI to each Transmitter Site by its respective Service Delivery Date.

1.3 Service monitoring and management systems will provide both BT and the Customer with appropriate network status and management information in accordance with the Network Management Service described in Schedule 7. The Network Management Service will be available to each Transmitter Site from its respective Service Full Testing Date.

1.4 Initially, the Service will be provided via two unswitched DVB ASI transport streams at each Distribution Output Interface, but BT will provide, by no later than the expiry of twelve calendar months after the first Service Delivery Date, an output switching facility at each Transmitter Site and RPOC (but not at Playout Centres) providing two continuous DVB ASI transport streams such that, in the event of a single failure, output switching and restoration can take place, provided that, in respect of Transmitter Sites where the Service Full Testing Date occurs after the expiry of twelve calendar months after the first Service Delivery Date, such switching facility will be made available on their respective Service Full Testing Dates. Such switching facility will not include any switching or restoration associated with SI.

2.    CUSTOMER-SPECIFIC SERVICE DESCRIPTION

2.1   Service for Customer's Content Signals originating from BDB

2.1.1 The Customer will provide two identical feeds of each of the Customer's Content Signals in respect of each of BDB's three DTTV Multiplex Services to BT Distribution Input Interfaces (designated Feed A and Feed B) for interconnection with BT provided ASI multiplexes located within the BDB London Playout Centre detailed in Schedule 1, Part 3, Table 1.

2.1.2 Access to the DTTV Distribution Network will be provided from BDB's London Playout Centre via seperately routed fibre optic circuits. One route will terminate at a BT CNAP. The second route will terminate at a (separate) BT SNAP.

2.1.3 The Customer's Content Signals will be conveyed throughout the diversely routed fibre optic DTTV Distribution Network capacity via further CNAPs and SNAPs. The network will be designed such that the A Feed and B Feed will be physically and electrically separate.

2.1.4 The DTTV Distribution Network will support a maximum of the seven regional feeds for BDB set out in the Table at the end of this paragraph
       2.1 below. Each regional feed will be carried to the relevant CNAP and SNAP where it will be combined with the appropriate regional feed for the Customer's Content Signals originating from the BBC.

2.1.5 At the terminal CNAP and SNAP for each region, diversely routed capacity will be provided by BT to convey the A and B Feed to the SIP Transmitter Sites and their respective associated Dependent Transmitter Sites shown in Schedule 1, Part 4, Table 1. The network design will be designed such that the two feeds will be physically and electrically separate. At Sites, BT will aim for physical separacy of A and B Feeds of 4 metres, unless constrained by local conditions or restrictions imposed by Site owners.

2.1.6 Each of the three BDB DTTV Multiplex Services will have a nominal total bitrate of 24.1 Mbit/s (together totalling 72 Mbit/s from BDB's London Playout Centre), being useable bitrate without error correction or system overheads, but excluding SI capacity.

2.1.7 Subject to paragraph 1.2 above, the DTTV Distribution Network will provide capacity for the carriage of SI from the central SI Collation Site to Transmitter Sites. At the respective Transmitter Sites shown in column 2, Table 2, Part 4, Schedule 1 ("SIP Transmitters") BT will accept feeds for SI for both BDB and BBC DTTV Multiplex Services and deliver them to their respective associated Transmitter Sites shown in column 2, Table 2, Part 4, Schedule 1 ("Dependent Transmitters"). The network will be designed such that the two feeds will be physically and electrically separate.

2.1.8 Circuits from CNAPs and SNAPs to Transmitter Sites will be provided using a mixture of fibre, line systems and radio technology. Part 5 of Schedule 1 sets out provisioning plans for each Transmitter Site.

                                     TABLE

         REGION            DESTINATION 1    DESTINATION     DESTINATION   DESTINATION
                                                  2               3            4
       ------------------------------------------------------------------------------
       1  Midlands         Birmingham
       ------------------------------------------------------------------------------
       2  South            Southampton         Plymouth       Jersey/1/
       ------------------------------------------------------------------------------
       2  South            Bristol
       ------------------------------------------------------------------------------
       2  South            Norwich
       ------------------------------------------------------------------------------
       3  North            Manchester          Leeds          Carlisle     Newcastle
       ------------------------------------------------------------------------------
       4  Scotland         Glasgow             Aberdeen
       ------------------------------------------------------------------------------
       5  N Ireland        Belfast
       ------------------------------------------------------------------------------
       6  Wales            Cardiff
       ------------------------------------------------------------------------------
       7  London           London
       ------------------------------------------------------------------------------

NOTES :

/1/    Exact arrangements for Jersey are under discussion

2.2    Service for Customer's Content Signals originating from BBC

2.2.1 The Customer will provide two identical feeds of the Customer's Content Signals in respect of the BBC's DTTV Multiplex Service from each of the Playout Centres detailed in Schedule 1, Part 3, Table 2 to BT Distribution Input Interfaces (designated Feed A and Feed B) for interconnection with BT provided ASI multiplexes located within each Playout Centre.

2.2.2 Access to the DTTV Distribution Network will be provided from each Playout Centre via diversely routed fibre optic circuits. One route will terminate at a BT CNAP. The second route will terminate at a (separate) BT SNAP.

2.2.3 At the terminal CNAP and SNAP for each region, diversely routed capacity will be provided by BT to convey the A and B Feed to the SIP Transmitter Sites and their respective associated Dependent Transmitter Sites shown in Schedule 1,
       Part 4, Table 2. The network will be designed such that the two feeds will be physically and electrically separate. At Sites, BT will aim for physical separacy of A and B Feeds of 4 metres, unless constrained by local conditions or restrictions imposed by Site owners.

2.2.4 The BBC DTTV Multiplex Service will have a nominal total bitrate of 24.1 Mbit/s from each Playout Centre, being useable bitrate without error correction or system overheads, but excluding SI capacity. Where there are sub-regions, two may be combined into a single feed distribution feed with the appropriate feed delivered to each Transmitter Site.

2.2.5  For SI capacity, see paragraphs 1.2 and 2.1.7 above.

2.2.6 Circuits from CNAPs and SNAPs to Transmitter Sites will be provided using a mixture of fibre, line systems and radio technology. Part 5 of Schedule 1 sets out provisioning plans for each Transmitter Site.

3.     PRELIMINARY TESTING SERVICE AND FULL TESTING SERVICE

3.1 Preliminary Testing Service will consist of one feed of Customer's Content Signals to the relevant Transmitter Sites. BT will make reasonable endeavours to provide two feeds of Customer's Content Signals (Feed A and Feed B), available for network testing by the Customer, to the relevant Transmitter Sites, but in the event of only one such feed being available this will be acceptable for the purposes of the Preliminary Testing Service. Preliminary Testing Service will not include SI or Network Management Service.

3.2 Full Testing Service will consist of the provision of two feeds of Customer's Content Signals (Feed A and Feed B), available for network testing by the Customer, to the relevant Transmitter Sites. Full Testing Service will include Network Management Service, but will not include SI.

3.3 Fully operational Service will consist of the provision of two feeds of Customer's Content Signals (Feed A and Feed B) to the relevant Transmitter Sites.

     Fully operational Service will include output switching facilities, to be introduced in accordance with paragraph 1.4 above, and will also include Network Management Service and, subject to paragraph 1.2 above, SI.

4.   DISTRIBUTION INPUT AND OUTPUT INTERFACE CHARACTERISTICS

4.1  Distribution Input Interfaces will comply with the following:-

     4.1.1  Electrical:-

          (a) Customer's transport streams must be DVB compliant in ASI format, being non-interleaved, byte stuffed ASI streams optimised for maximum linearity conforming to DVB BLUE BOOK A010 REV 1.0 "Interfaces for CATV/SMATV Headends and Similar Professional Equipment", May 1997. (BT cannot provide full monitoring of the ASI streams if data interleaving is present);

          (b)  signals to preferably have RS encoding 188/204;

          (c)  termination / source impedance to be 75 ohms unbalanced;

          (d) the input signal will preferably be continuous and will be error free;

4.1.2  Physical:-

          (a) a MUSA patch panel will be provided with each set of BT terminal equipment. The patch panel will act as the Customer to BT signal interface point;

          (b) all Customer connections will be by means of BNC connectors at the rear of the patch panel;

          (c)  test access points will be provided using MUSA U-Links.

4.2  Distribution Output Interfaces will comply with the following:-

4.2.1  Electrical:-

          (a) signal interface will be DVB ASI as DVB BLUE BOOK A010 REV 1.0 "Interfaces for CATV/SMATV Headends and Similar Professional Equipment", May 1997;

          (b)  termination / source impedance will be 75 ohms unbalanced;

4.2.2  Physical:-

          (a) a MUSA patch panel will be provided near each set of BT terminal equipment as a BT to Customer signal hand over point;

          (b) all Customer connections will be by means of BNC connectors at the rear of the patch panels;

          (c)  test access points will be provided using MUSA U-Links.

                                  SCHEDULE 1
                                  ----------

   PART 2 : TRANSMITTER SITES, TRANSMITTER SITE OWNERS, SERVICE PRELIMINARY
   ------------------------------------------------------------------------
      TESTING DATES, SERVICE FULL TESTING DATES, SERVICE DELIVERY DATES.
      -----------------------------------------------------------------

PHASE 1
-------


                                             SERVICE
NUMBER    TRANSMITTER      TRANS-            PRELIMINARY  SERVICE     SERVICE
          SITES            MITTER SITE       TESTING      TESTING     DELIVERY
                           OWNER             DATES        DATES       DATES
1         Pontop Pike      CTI               [*]          [*]         [*]

2         Belmont          NTL               [*]          [*]         [*]

3         Wenvoe           CTI               [*]          [*]         [*]

4         Blackhill        NTL               [*]          [*]         [*]

5         Caldbeck         NTL               [*]          [*]         [*]

6         Caradon Hill     NTL               [*]          [*]         [*]

7         Emley Moor       NTL               [*]          [*]         [*]

8         Durris           NTL               [*]          [*]         [*]

9         Craigkelly       NTL               [*]          [*]         [*]

10        Winter Hill      NTL               [*]          [*]         [*]

11        Stockland Hill   NTL               [*]          [*]         [*]

[*] Indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

NUMBER    TRANSMITTER        TRANS-          SERVICE
          SITES              MITTER          PRELIMINARY  SERVICE     SERVICE
                             SITE            TESTING      TESTING     DELIVERY
                             OWNER           DATES        DATES       DATES
12        Sutton Coldfield   CTI             [*]          [*]         [*]

13        Crystal Palace     CTI             [*]          [*]         [*]

14        Bilsdale           CTI             [*]          [*]         [*]

15        Mendip             CTI             [*]          [*]         [*]

16        Waltham            CTI             [*]          [*]         [*]

17        Hannington         CTI             [*]          [*]         [*]

18        Divis              CTI             [*]          [*]         [*]

19        Rowridge           CTI             [*]          [*]         [*]

20        Sandy Heath        NTL             [*]          [*]         [*]

21        Oxford             CTI             [*]          [*]         [*]

22        Moel y Parc        CTI             [*]          [*]         [*]

23        Sudbury            CTI             [*]          [*]         [*]

24        Fremont Point      NTL             [*]          [*]         [*]


*THE AGREEMENT OF THE DATES FOR THIS TRANSMITTER SITE IS SUBJECT TO JERSEY
--------------------------------------------------------------------------
TELECOM DELIVERY WHICH BT WILL USE ALL REASONABLE EFFORTS TO OBTAIN.
-------------------------------------------------------------------

[*] Indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

PHASE 2
-------

                                              SERVICE
                                              PRELIMINARY  SERVICE     SERVICE
NUMBER    TRANSMITTER      TRANS-MITTER       TESTING      TESTING     DELIVERY
          SITES            SITE OWNER         DATES        DATES       DATES
25        Bluebell Hill    CTI                [*]          [*]         [*]

26        Tacolneston      CTI                [*]          [*]         [*]

27        Darvel           NTL                [*]          [*]         [*]

28        Angus            NTL                [*]          [*]         [*]

29        Midhurst         CTI                [*]          [*]         [*]

30        Selkirk          NTL                [*]          [*]         [*]

31        Rumster Forest   NTL                [*]          [*]         [*]

32        Kilvey Hill      CTI                [*]          [*]         [*]

33        Ridge Hill       NTL                [*]          [*]         [*]

34        Saddleworth      NTL                [*]          [*]         [*]

35        Heathfield       CTI                [*]          [*]         [*]

36        Blaenplwyf       CTI                [*]          [*]         [*]

37        Beacon Hill      NTL                [*]          [*]         [*]

38        Carmel           CTI                [*]          [*]         [*]

39        Sheffield        CTI                [*]          [*]         [*]

[*] Indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

                                             SERVICE
                                             PRELIMINARY  SERVICE     SERVICE
NUMBER    TRANSMITTER      TRANS-MITTER      TESTING      TESTING     DELIVERY
          SITES            SITE OWNER        DATES        DATES       DATES
40        Limavady         CTI               [*]          [*]         [*]

41        Nottingham       NTL               [*]          [*]         [*]

42        Dover            NTL               [*]          [*]         [*]

43        Whitehawk Hill   CTI               [*]          [*]         [*]

44        Fenham           CTI               [*]          [*]         [*]

45        Llandona         CTI               [*]          [*]         [*]

46        Guildford        CTI               [*]          [*]         [*]

47        Presely          NTL               [*]          [*]         [*]

48        Rosemarkie       CTI               [*]          [*]         [*]

49        Hemel            CTI               [*]          [*]         [*]
          Hempstead

50        Lancaster        NTL               [*]          [*]         [*]

51        Bristol IC       CTI               [*]          [*]         [*]

52        Idle             NTL               [*]          [*]         [*]

53        Brougher         CTI               [*]          [*]         [*]
          Mountain

54        Redruth          CTI               [*]          [*]         [*]

55        Hastings         CTI               [*]          [*]         [*]

56        Chesterfield     NTL               [*]          [*]         [*]

57        Bromsgrove       CTI               [*]          [*]         [*]

[*] Indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

                                             SERVICE
                                             PRELIMINARY  SERVICE   SERVICE
NUMBER    TRANSMITTER      TRANS-MITTER      TESTING      TESTING   DELIVERY
          SITES            SITE OWNER        DATES        DATES     DATES
58        Pendle Forest    NTL               [*]          [*]       [*]

59        Chatton          NTL               [*]          [*]       [*]

60        Reigate          CTI               [*]          [*]       [*]

61        Malvern          CTI               [*]          [*]       [*]

62        Rosneath         NTL               [*]          [*]       [*]

63        Bristol Kings    CTI               [*]          [*]       [*]
          Weston

64        Fenton           CTI               [*]          [*]       [*]

65        Storeton         CTI               [*]          [*]       [*]

66        Tunbridge Wells  CTI               [*]          [*]       [*]

67        The Wrekin       CTI               [*]          [*]       [*]

68        Plympton         NTL               [*]          [*]       [*]

69        Salisbury        CTI               [*]          [*]       [*]

70        Larkstoke        CTI               [*]          [*]       [*]

71        Keighly          NTL               [*]          [*]       [*]

72        Huntshaw Cross   NTL               [*]          [*]       [*]

73        Knock More       NTL               [*]          [*]       [*]

74        Aberdare         CTI               [*]          [*]       [*]

75        Eitshal          CTI               [*]          [*]       [*]

[*] Indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.


                                            SERVICE
NUMBER    TRANSMITTER      TRANS-           PRELIMINARY  SERVICE     SERVICE
          SITES            MITTER SITE      TESTING      TESTING     DELIVERY
                           OWNER            DATES        DATES       DATES
76        Brierley Hill    CTI               [*]          [*]          [*]

77        Olivers Mount    CTI               [*]          [*]          [*]

78        Keelylang Hill   CTI               [*]          [*]          [*]

79        Pontypool        CTI               [*]          [*]          [*]

80        Torosay          CTI               [*]          [*]          [*]

81        Bressay          CTI               [*]          [*]          [*]

[*] Indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

                                   SCHEDULE 1
                                   ----------

                           PART 3 :  PLAYOUT CENTRES
                           -------------------------

                         TABLE 1 :  BDB PLAYOUT CENTRE
                         -----------------------------

British Digital Broadcasting
Marco Polo House
346, Queenstown Road,
London, SW8 4NE.

                                   SCHEDULE 1
                                   ----------

                           PART 3 :  PLAYOUT CENTRES
                           -------------------------

                         TABLE 2 :  BBC PLAYOUT CENTRES
                         ------------------------------

BBC Belfast
Broadcasting House,
Ormeau Avenue,
Belfast BT2 8HQ

BBC Bristol
Broadcasting House,
Whiteladies Road,
Bristol BS8 2LR

BBC Cambridge
Broadcasting House,
104 Hills Road,
Cambridge CB2 1LD

BBC Cardiff
Broadcasting House,
Llandaff,
Cardiff CF5 2YQ

BBC Glasgow
Queen Margaret Drive,
Glasgow  G12 8DG

BBC Leeds
Broadcasting Centre,
Woodhouse Lane,
Leeds LS2 9PX

BBC Manchester
New Broadcasting House,
PO Box 27,
Oxford Road,
Manchester M60 1SJ

BBC Newcastle
Broadcasting Centre,
Barrack Road,
Newcastle upon Tyne  NE99 2NE

BBC Norwich
St. Catherine's Close,
All Saints' Green,
Norwich,
Norfolk NR1 3ND

BBC Nottingham
Island Business Park,
London Road,
Nottingham [POSTCODE TBA]

BBC Pebble Mill
Broadcasting Centre,
Pebble Mill Road,
Birmingham B5 7QQ

BBC Plymouth
Broadcasting House,
Seymour Road,
Mannamead,
Plymouth PL3 5BD

BBC Southampton
Broadcasting House,
Havelock  Road,
Southampton SO14 7PU

BBC TV Centre
White City
London W12

                                   SCHEDULE 1
                                   ----------

   PART 4 :  REGIONAL DISTRIBUTION FROM PLAYOUT CENTRES TO TRANSMITTER SITES
   -------------------------------------------------------------------------

                      TABLE 1 :  BDB REGIONAL DISTRIBUTION
                      ------------------------------------

--------------------------------------------------------------------------------------
BDB REGION     SIP TRANSMITTER          DEPENDENT TRANSMITTERS
--------------------------------------------------------------------------------------
London         Crystal Palace TS        Guildford TS, Reigate TS, Hemel Hempstead TS
--------------------------------------------------------------------------------------
South          Heathfield TS            Hastings TS
--------------------------------------------------------------------------------------
Midlands       Beckley TS
--------------------------------------------------------------------------------------
Midlands       Ridge Hill TS
--------------------------------------------------------------------------------------
Midlands       Sutton Coldfield TS      Bromsgrove TS, Larkstoke TS, Brierley Hill TS,
                                        The Wrekin TS, Fenton TS, Malvern TS
--------------------------------------------------------------------------------------
Midlands       Waltham TS               Nottingham TS
--------------------------------------------------------------------------------------
N. Ireland     Divis TS                 Limavady TS, Brougher Mt. TS
--------------------------------------------------------------------------------------
North          Belmont TS
--------------------------------------------------------------------------------------
North          Bilsdale TS
--------------------------------------------------------------------------------------
North          Caldbeck TS
--------------------------------------------------------------------------------------
North          Emley Moor TS            Idle TS, Olivers Mount TS, Keighley TS
--------------------------------------------------------------------------------------
North          Pontop Pike TS           Fenham TS, Chatton TS
--------------------------------------------------------------------------------------
North          Sheffield TS             Chesterfield TS
--------------------------------------------------------------------------------------
North          Winter Hill TS           Saddleworth TS, Storeton TS, Pendle Forest
                                        Lancaster TS,
--------------------------------------------------------------------------------------
Scotland       Black Hill TS            Craigkelly TS, Torosay TS, Roseneath TS,
                                        Darvel TS
--------------------------------------------------------------------------------------
Scotland       Durris TS                Eitshall TS, Angus TS, Rosemarkie TS, Rumster
                                        Forest TS, Bressay TS, Knocksmore TS,
                                        Keelylang TS
--------------------------------------------------------------------------------------
North          Selkirk TS
--------------------------------------------------------------------------------------
South          Bluebell Hill TS         Tunbridge Wells TS, Dover TS
--------------------------------------------------------------------------------------
South          Fremont Point TS
--------------------------------------------------------------------------------------
South          Hannington TS
--------------------------------------------------------------------------------------
South          Mendip TS                Bristol KW TS, Bristol IC TS
--------------------------------------------------------------------------------------
South          Rowridge TS              Salisbury TS, Midhurst TS, Whitehawk Hill TS
--------------------------------------------------------------------------------------
South          Sandy Heath TS
--------------------------------------------------------------------------------------
South          Stockland Hill TS        Beacon Hill TS
--------------------------------------------------------------------------------------
South          Redruth TS
--------------------------------------------------------------------------------------
South          Huntshaw Cross TS
--------------------------------------------------------------------------------------
South          Caradon Hill TS          Plympton TS
--------------------------------------------------------------------------------------
South          Tacolneston TS           Sudbury TS
--------------------------------------------------------------------------------------
Wales          Wenvoe TS                Presely TS, Llandonna TS, Carmel TS,
                                        Blaenplwyf TS, Aberdare TS, Pontypool TS,
                                        Moel y Parc TS, Kilvey Hill TS
--------------------------------------------------------------------------------------

                                  SCHEDULE 1
                                  ----------
   PART 4 :  REGIONAL DISTRIBUTION FROM PLAYOUT CENTRES TO TRANSMITTER SITES
   -------------------------------------------------------------------------
                     TABLE 2 :  BBC REGIONAL DISTRIBUTION
                     ------------------------------------

--------------------------------------------------------------------------------------
BBC SOURCE     SIP TRANSMITTER          DEPENDENT TRANSMITTERS
--------------------------------------------------------------------------------------
Belfast        Divis TS                 Limavady TS, Brougher Mt. TS
--------------------------------------------------------------------------------------
Birmingham     Ridge Hill TS
--------------------------------------------------------------------------------------
Birmingham     Sutton Coldfield TS      Bromsgrove TS, Larkstoke TS, Brierley Hill
                                        TS, The Wrekin TS, Fenton TS, Malvern TS
--------------------------------------------------------------------------------------
Bristol        Mendip TS                Bristol KW TS, Bristol IC TS
--------------------------------------------------------------------------------------
Cambridge      Sandy Heath TS
--------------------------------------------------------------------------------------
Cardiff        Wenvoe TS                Presely TS, Llandonna TS, Carmel TS,
                                        Blaenplwyf TS, Aberdare TS, Pontypool TS,
                                        Moel y Parc TS, Kilvey Hill TS
--------------------------------------------------------------------------------------
Glasgow        Black Hill TS            Craigkelly TS, Torosay TS, Roseneath TS,
                                        Darvel TS
--------------------------------------------------------------------------------------
Glasgow        Durris TS                Eitshall TS, Angus TS, Rosemarkie TS,
                                        Rumster Forest TS, Bressay TS, Knocksmore
                                        TS, Keelylang Hill TS
--------------------------------------------------------------------------------------
Glasgow        Selkirk TS
--------------------------------------------------------------------------------------
Leeds          Belmont TS
--------------------------------------------------------------------------------------
Leeds          Emley Moor TS            Idle TS, Olivers Mount TS, Keighley TS
--------------------------------------------------------------------------------------
Leeds          Sheffield TS             Chesterfield TS
--------------------------------------------------------------------------------------
Manchester     Winter Hill TS           Saddleworth TS, Storeton TS, Pendle Forest
                                        TS, Lancaster TS
--------------------------------------------------------------------------------------
Newcastle      Bilsdale TS
--------------------------------------------------------------------------------------
Newcastle      Caldbeck TS
--------------------------------------------------------------------------------------
Newcastle      Pontop Pike TS           Fenham TS, Chatton TS
--------------------------------------------------------------------------------------
Norwich        Tacolneston TS           Sudbury TS
--------------------------------------------------------------------------------------
Nottingham     Waltham TS               Nottingham TS
--------------------------------------------------------------------------------------
Plymouth       Fremont Point TS
--------------------------------------------------------------------------------------
Plymouth       Stockland Hill TS        Beacon Hill TS
--------------------------------------------------------------------------------------
Plymouth       Plymouth TS
--------------------------------------------------------------------------------------
Plymouth       Huntshaw Cross TS
--------------------------------------------------------------------------------------
Plymouth       Caradon Hill TS          Plympton TS
--------------------------------------------------------------------------------------
Southampton    Bluebell Hill TS         Tunbridge Wells TS, Dover TS
--------------------------------------------------------------------------------------
Southampton    Hannington TS
--------------------------------------------------------------------------------------
Southampton    Rowridge TS              Salisbury TS, Midhurst TS, Whitehawk Hill TS
--------------------------------------------------------------------------------------
TV Centre      Beckley TS
--------------------------------------------------------------------------------------
TV Centre      Crystal Palace TS        Guildford TS, Reigate TS, Hemel Hempstead TS
--------------------------------------------------------------------------------------
TV Centre      Heathfield TS            Hastings TS
--------------------------------------------------------------------------------------

                                  SCHEDULE 1
                                  ----------

                 PART 5 :  TRANSMITTER SITE PROVISIONING PLANS
                 ---------------------------------------------

-----------------------------------------
TRANSMITTER              FEED A    FEED B
LOCATION
-----------------------------------------
Crystal Palace TS        Fibre     Fibre
-----------------------------------------
Winter Hill TS           Fibre     Fibre
-----------------------------------------
Sutton Coldfield TS      Fibre     Fibre
-----------------------------------------
Emley Moor TS            Fibre     Fibre
-----------------------------------------
Waltham TS               Fibre     Fibre
-----------------------------------------
Black Hill TS            Fibre     Fibre
-----------------------------------------
Sandy Heath TS           Fibre     Fibre
-----------------------------------------
Pontop Pike TS           Fibre     Fibre
-----------------------------------------
Bilsdale TS              Fibre     Radio
-----------------------------------------
Mendip TS                Fibre     Fibre
-----------------------------------------
Bluebell Hill TS         Fibre     Fibre
-----------------------------------------
Hannington TS            Fibre     Fibre
-----------------------------------------
Divis TS                 Fibre     Fibre
-----------------------------------------
Midhurst TS              Fibre     Radio
-----------------------------------------
Talconeston TS           Fibre     Fibre
-----------------------------------------
Beckley TS (Oxford)      Fibre     Fibre
-----------------------------------------
Wenvoe TS                Fibre     Fibre
-----------------------------------------
Sudbury TS               Fibre     Fibre
-----------------------------------------
Craigkelly TS            Fibre     Fibre
-----------------------------------------
Ridge Hill TS            Fibre     Radio
-----------------------------------------
Stockland Hill TS        Fibre     Fibre
-----------------------------------------
Whitehawk Hill TS        Fibre     Fibre
-----------------------------------------
Sheffield TS             Fibre     Fibre
-----------------------------------------
Nottingham TS            Fibre     Fibre
-----------------------------------------
Caradon Hill TS          Fibre     Fibre
-----------------------------------------
Caldbeck TS              Fibre     Fibre
-----------------------------------------
Chatton TS               Fibre     Fibre
-----------------------------------------
Hemel Hempstead TS       Fibre     Fibre
-----------------------------------------
Kilvey Hill TS           Fibre     Fibre
-----------------------------------------
Reigate TS               Radio     Radio
-----------------------------------------
Dover TS                 Fibre     Fibre
-----------------------------------------
Bristol IC TS            Fibre     Fibre
-----------------------------------------
Beacon Hill TS           Fibre     Fibre
-----------------------------------------
Redruth TS               Fibre     Fibre
-----------------------------------------

-----------------------------------------
Limavady TS              Fibre     Radio
-----------------------------------------
Chesterfield TS          Fibre     Fibre
-----------------------------------------
Bristol KW TS            Fibre     Fibre
-----------------------------------------
Tunbridge Wells TS       Fibre     Fibre
-----------------------------------------
Pontypool TS             Fibre     Radio
-----------------------------------------
Bromsgrove TS            Fibre     Fibre
-----------------------------------------
Brougher Mt. TS          Fibre     Radio
-----------------------------------------
Salisbury TS             Fibre     Fibre
-----------------------------------------
Aberdare TS              Fibre     Fibre
-----------------------------------------
Angus TS                 Fibre     Radio
-----------------------------------------
Belmont TS               Fibre     Fibre
-----------------------------------------
Blaen Plwyf TS           Fibre     Fibre
-----------------------------------------
Bressay TS               Radio     Radio
-----------------------------------------
Brierly Hill TS          Fibre     Fibre
-----------------------------------------
Carmel TS                Fibre     Radio
-----------------------------------------
Darvel TS                Fibre     Fibre
-----------------------------------------
Durris TS                Fibre     Fibre
-----------------------------------------
Eitshall TS              Radio     Radio
-----------------------------------------
Fenham TS                Fibre     Fibre
-----------------------------------------
Fenton TS                Fibre     Fibre
-----------------------------------------
Fremont Point TS         Fibre     Fibre
-----------------------------------------
Guildford TS             Fibre     Fibre
-----------------------------------------
Hastings TS              Fibre     Fibre
-----------------------------------------
Heathfield TS            Fibre     Fibre
-----------------------------------------
Huntshaw Cross TS        Fibre     Radio
-----------------------------------------
Idle TS                  Fibre     Fibre
-----------------------------------------
Keelylang TS             Radio     Radio
-----------------------------------------
Keighley TS              Fibre     Fibre
-----------------------------------------
Knock more TS            Radio     Radio
-----------------------------------------
Lancaster TS             Fibre     Radio
-----------------------------------------
Lark stone TS            Fibre     Fibre
-----------------------------------------
Llandonna TS             Fibre     Radio
-----------------------------------------
Malvern TS               Fibre     Fibre
-----------------------------------------
Moel y Parc TS           Fibre     Radio
-----------------------------------------
Olivers Mount TS         Fibre     Fibre
-----------------------------------------
Pendle Forest TS         Fibre     Fibre
-----------------------------------------
Plympton TS              Fibre     Fibre
-----------------------------------------
Preseli TS               Fibre     Fibre
-----------------------------------------
Rosemarkie TS            Fibre     Radio
-----------------------------------------
Rosneath TS              Fibre     Radio
-----------------------------------------
Rowridge TS              Fibre     Radio
-----------------------------------------

-----------------------------------------
Runster Forest TS        Fibre     Radio
-----------------------------------------
Saddleworth TS           Fibre     Fibre
-----------------------------------------
Selkirk TS               Fibre     Fibre
-----------------------------------------
Storeton TS              Fibre     Fibre
-----------------------------------------
The Wrekin TS            Fibre     Radio
-----------------------------------------
Torosay TS               Radio     Radio
-----------------------------------------

                                  SCHEDULE 2
                                  ----------

                            CHARGES FOR THE SERVICE
                            -----------------------

1.     CHARGES

1.1    The Charges payable to BT by the Customer will be as follows:

       (a) a Service Connection Charge for Access Circuits of [*] as at 1998 prices; and

       (b) an annual Service Rental Charge of [*] as at 1998 prices in accordance with paragraph 1.2 below.

1.2.1 The Service Rental Charge is calculated in accordance with BT's Price List entry for DTTV Distribution Network Service (DTTV) contained in
       Section 19, Part 2 of BT's Price List; and BT's Price List entry for Digital Video Broadcasting (DVB) Tariff contained in Section 19, part 2 of BT's Price List.

1.2.2 The Service Rental Charge is subject to indexation in accordance with paragraph 1.3 of this Schedule. The Service Connection Charge is not subject to indexation. The Charges are subject to VAT, which will be added to the Charges and payable by the Customer. The Charges will not otherwise vary during the term of this Contract, unless there is an agreed variation in the Customer's requirements.

1.2.3  Service Rental Charges include the following elements:

       a)   Access Circuits (DVB)
            ---------------------

            Charges for this element of the Service cover the conveyance of DVB stream(s) from the Customer's premises to the DTTV Distribution Network and are calculated in accordance with BT's Price List entry for Digital Video Broadcasting (DVB) Tariff contained in Section 19, part 2 of BT's Price List.

[*] Indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

            The charge for Access Circuits for the Customer is [*] p.a. at 1998 prices.

       b)   DTTV Distribution Network Service (DTTV)
            ----------------------------------------

            Applicable Charges consist of:

            (i) National Distribution Charges covering the conveyance of the Customer's multiplexed DVB transport stream(s) from the regionally associated CNAP and SNAP to the 14 regional CNAPS and SNAPS comprising the National Distribution element of the DTTV network.

                  The charge for this element of the Service is [*] p.a. at 1998 prices.

            (ii) Local Distribution Charges covering the conveyance of the Customer's multiplexed DVB transport stream(s) from the 14 regional CNAPS and SNAPS to the relevant Transmitter Sites.

                  The charge for this element of the Service is [*] p.a. at 1998 prices, but see NOTE below.

            NOTE: Local Distribution Charges
                  --------------------------

                  During the rollout of Service to the Transmitter Sites Local Distribution Charges will progressively increase in accordance with Service Delivery Dates (subject to 1.4 (b) below) as the Service is provided to more Transmitter Sites, and the Charges shown above in 1.2(b)(ii) will be levied in accordance with the number of Transmitter Sites to which Service is provided. Service to Transmitter Sites will be charged for on

[*] Indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

                  the basis of an average price for distribution to Transmitter Sites, calculated as follows:-

                  total Local Distribution Charges  = Y
                  --------------------------------
                                81

                  Where Y is the Local Distribution Charge per Transmitter Site to which Service is provided. Y is then multiplied by the number of Transmitter Sites to which Service is provided.

1.2.4 Total Service Rental Charges (on the basis that all Service Delivery Dates are met by BT) at 1998 prices are therefore as follows:

       Description                           Year 1  Year 2  Year 3
       -----------                           ------  ------  ------
       onwards
       -------

       Access Charges                          [*]     [*]     [*]

       National Distribution Charges           [*]     [*]     [*]

       Local Distribution Charges              [*]     [*]     [*]

       TOTAL                                   [*]     [*]     [*]

       In the event of any changes to the delivery programme, the Local Distribution Charges may vary from those indicated in the above tabulation, as the Local Distribution Charges are payable (subject to 1.4
       (b) below) from the relevant Service Delivery Dates.

1.3 Charges will be annually increased on each anniversary of the first Service Delivery Date in accordance with the following formula:

[*] Indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

C1 =   [*]

where:

C1 =   Charges for the current year,

C0 =   Charge for the previous year,

    X =   The arithmetic mean of the percentage increases in the Retail Price
Index for each of the 12 months immediately preceding each anniversary of the first Service Delivery Date over the Retail Price Index for each of the corresponding 12 months immediately preceding those 12 months.

       PROVIDED THAT:-

       (a) in the event that the above formula results in a negative or zero figure increase for any period, then there will be no increase for that period;

       (b) in the event that the RPI is not available in time for BT to calculate a revised Service Rental Charge on an anniversary of the first Service Delivery Date, then BT will invoice the Customer at the previous year's Service Rental Charge until the RPI is available, when an appropriate adjustment will be made to a following invoice;

       (c) should the RPI cease or fail to be published or should any changes occur to the basis of the RPI, BT and the Customer will make a fair and reasonable adjustment to RPI or, if appropriate, substitute a revised formula which in either event will have substantially the same effects as those specified in this paragraph 1.3.

1.4    The terms of payment for the Charges as above will be as follows:-

       (a) the Service Connection Charge under 1.1(a) above will be payable in two equal instalments on the first and second anniversaries of the first Service Delivery Date;

[*] Indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

     (b) The Service Rental Charge under 1.1(b) above will be payable every two calendar months in advance, with the first payment being due on the first Service Delivery Date, PROVIDED THAT if Service is not provided to a Transmitter Site on the relevant Service Delivery Date and the delay is due to BT, the Service Rental Charge is payable from the date on which Service is provided to that Transmitter Site ("the Operational Service Date").

2.   ADDITIONAL TRANSMITTER SITES

     The formula to be used to calculate the Charges for additional transmitter site access in accordance with Sub-clause 17.1 (i) will be that the Service Rental Charges for Service to the additional transmitter sites will be based on the Service Rental Charges as described in paragraph 1 above, but subject to a maximum annual charge of [*] at 1998 prices (plus value added tax) per annum per site, such maximum figure being subject to annual indexation in accordance with paragraph 1.3 above from the first anniversary of the first Service Delivery Date to the time the Service is provided to the additional transmitter site(s), provided that such maximum annual charge will only apply to up to an aggregate maximum of 24 additional transmitter sites nominated by the Customer, and where all such sites and circuits to them are within BT's Licensed area in the United Kingdom. The additional Service Rental Charges for Service being provided to such additional transmitter sites will be subject to annual increase in accordance with paragraph 1.3 above. The annual charge referred to above will be apportioned per DTTV Multiplex Service (currently 5) according to any shared utilisation with other customers for the DTTV Service.

[*] Indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

                                  SCHEDULE 3
                                  ----------

                     LATE DELIVERY PAYMENTS AND ABATEMENTS
                     -------------------------------------

INDEX
-----

Part 1:       Late Delivery Payments
Part 2:       Loss of Service Definition
Part 3:       Abatements

                                  SCHEDULE 3
                                  ----------

                       PART 1: LATE DELIVERY PAYMENTS
                       ------------------------------

1.   GENERAL

     In the event of delivery of Preliminary Testing Service after the Service Preliminary Testing Dates, of delivery of Full Testing Service after the Service Full Testing Dates, and/or of delivery of full Service after the Service Delivery Dates, where the delay is due to BT, the Customer will be entitled to claim Late Delivery Payments from BT calculated and payable in accordance with this Part 1 of Schedule 3.

     BT will, wherever practicable, co-ordinate its activities with the transmitter providers' build project timetables and to this intent will use reasonable endeavours to provide relevant Service to the Phase 1 Transmitter Sites (as defined below), subject to requirements in Clauses 4 and 6 being met within appropriate earlier timescales, one month prior to relevant Dates, but will not be liable for Late Delivery Payments (or at all) in the event of any such Service not being available on any such Date.

2. LATE DELIVERY PAYMENTS FOR LATE DELIVERY OF PRELIMINARY TESTING SERVICE AND FULL TESTING SERVICE TO PHASE 1 TRANSMITTER SITES

2.1 Where Preliminary Testing Service is not made available to all of the Transmitter Sites listed under the heading Phase 1 in Part 2 of Schedule 1 (the "Phase 1 Transmitter Sites") by midnight on their common Service Preliminary Testing Date, and/or where Full Testing Service is not made available to all of the Phase 1 Transmitter Sites by midnight on their common Service Full Testing Date, where the delay is due to BT in each case, Late Delivery Payments will be calculated as follows:-

2.2 For Preliminary Testing Service, Late Delivery Payments will be based on Table 1A below. The amount payable will be a single payment, being the figure shown opposite the Day on which Preliminary Testing Service is provided to all the Phase 1 Transmitter Sites, multiplied by the number of DTTV Multiplex Services for which the Customer (or, where appropriate, the Customer's own customer DTTV Multiplex Service providers) have Broadcasting Authority licences (not exceeding 4) and which are affected by the delay ("the Multiplier"). Where Preliminary Testing Service is not provided to all the Phase 1 Transmitter Sites until after Day 30, the amount payable will be the amount shown opposite Day 30, multiplied by the Multiplier.

2.3 For Full Testing Service, Late Delivery Payments will be based on Table 1B below. The amount payable will be a single payment, being the figure shown opposite the Day on which Full Testing Service is provided to all the Phase 1 Transmitter Sites, multiplied by the Multiplier. Where Full Testing Service is not provided to all the Phase 1 Transmitter Sites until after Day 30, the amount payable will be the amount shown opposite Day 30, multiplied by the Multiplier.

2.4 If the Customer claims Late Delivery Payments under paragraphs 2.1 to 2.3 above, the Customer will not be entitled to receive the relevant Service to any of the Phase 1 Transmitter Sites. However, if the Customer wishes to accept provision of the relevant Service to some, but not all, of the Phase 1 Transmitter Sites on the relevant Date, then the Customer will be entitled to claim Late Delivery Payments of a pro-rata proportion of the relevant sum shown in Table 1A or B (as appropriate), where the amount payable will be calculated as follows:-

     Number of Phase 1              Figure shown
     Transmitter Sites in           opposite Day
     respect of which               on which relevant
     relevant Service is            Service is
     not available                  provided to all
     _________________        X     Phase 1        X    Multiplier
     Total number of                Transmitter
     Phase 1 Transmitter            Sites (or if after
     Sites                          Day 30, then figure
                                    shown opposite
                                    Day 30)

2.5 Any Phase 1 Transmitter Sites for which a Service Preliminary Testing Date and/or a Service Full Testing Date are either not agreed, or are not common to the Service Preliminary Testing Date or the Service Full Testing Date for the other Phase 1 Transmitter Sites, will be deemed to be Phase 2 Transmitter Sites (see below) and accordingly Late Delivery Payments under this paragraph 2 and the following paragraph 3 will not be payable in respect of delivery of relevant Service to such Transmitter Sites.

3. LATE DELIVERY PAYMENTS FOR LATE DELIVERY OF FULL SERVICE TO PHASE 1 TRANSMITTER SITES

     In addition to any Late Delivery Payments payable under paragraph 2 above, for each of the Phase 1 Transmitter Sites where full Service is not provided by midnight on their common Service Delivery Date where the delay is due to BT, the Customer will be entitled to claim a further Late Delivery Payment which will be [*] per Transmitter Site per day of such delay multiplied by the Multiplier, subject to a maximum overall total daily payment for all such Transmitter Sites of [*] multiplied by the Multiplier.

[*] Indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

4. LATE DELIVERY PAYMENTS FOR LATE DELIVERY OF PRELIMINARY TESTING SERVICE, FULL TESTING SERVICE, AND FULL SERVICE TO PHASE 2 TRANSMITTER SITES

     In respect of the Transmitter Sites listed under the heading Phase 2 in
     Part 1 of Schedule 1 or deemed to be a Phase 2 Transmitter Site under paragraph 2.5 above (the "Phase 2 Transmitter Sites"), the Customer will be entitled to claim Late Delivery Payments in accordance with either Option A or Option B as set out below, provided that the Customer elects which Option will apply prior to signature of this Contract:-

     OPTION A
     --------

     The Customer will be entitled to claim Late Delivery Payments for late delivery of Preliminary Testing Service and Full Testing Service on the same basis as set out in paragraph 2 of this Part 1 of Schedule 3, but where the provisions of paragraph 2 will apply separately to each group of Phase 2 Transmitter Sites which share the same Dates, and in the case of each such group, the amounts shown in Table 1A and Table 1B are each reduced by four-fifths. Additionally, where full Service is not provided to any Phase 2 Transmitter Site by midnight on its Service Delivery Date where the delay is due to BT, the Customer will be entitled to claim a Late Delivery Payment of [*] per day of such delay multiplied by the Multiplier.

     OPTION B
     --------

     No Late Delivery Payments will be payable where Preliminary Testing Service is not delivered on the Service Preliminary Testing Date, or where Full Testing Service is not delivered on the Service Full Testing Date, but where full Service is not provided to any Phase 2 Transmitter Site by midnight on its Service Delivery Date where the delay is due to BT, the Customer will be entitled to claim a Late Delivery Payment of [*] per day of such delay multiplied by the Multiplier.

[*] Indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

     CUSTOMER'S ELECTION
     -------------------

     The Customer elects Option A

5.   MAXIMUM OVERALL TOTAL OF LATE DELIVERY PAYMENTS

     All Late Delivery Payments will be subject to a maximum overall annual total, commencing on the first Service Preliminary Testing Date and expiring on the last Operational Service Date, of one half of the total Service Rental Charge for Year 3 as set out in paragraph 1.2.4 of Schedule 2 (or pro rata for the last year).

6.   GENERAL SCOPE AND LIMITATIONS OF LATE DELIVERY PAYMENTS

6.1 Late Delivery Payments will be in full and final satisfaction of any claims against BT by the Customer relating to delay in provision of the relevant Service and BT will not be liable to the Customer for any failure to provide the relevant Service by any dates specified in this Contract save to the extent set out in this Part 1 of Schedule 3.

6.2  Late Delivery Payments will not be payable:-

     (a) Where Preliminary Testing Service, Full Testing Service, or full Service is not available on the relevant date due to the BT's requirements under Clauses 4 or 6 not being met, or an event described in Sub-clause 4.4, or to delays in obtaining wayleave consents, or to any event falling within Clause 13, or any other cause not due to BT; or

     (b) In relation to Late Delivery Payments for Preliminary Testing Service and/or Full Testing Service, to the extent that the Customer does not incur costs as a consequence of the delay.

7.   PAYMENT OF LATE DELIVERY PAYMENTS

     Late Delivery Payments will be calculated monthly in arrears and payable within 45 days of the date of the invoice from the Customer. The Customer may charge daily interest on late payments at a rate equal to 4% per annum above the base lending rate of Midland Bank plc.

                                    TABLE 1
                                    -------


                         LATE DELIVERY PAYMENT FORMULA

                         FOR PHASE 1 TRANSMITTER SITES

TABLE 1A                             TABLE 1B
PRELIMINARY TESTING                  FULL TESTING
SERVICE                              SERVICE
========================             ==========================
   DAY      AMOUNT                      DAY         AMOUNT
-----------------------              --------------------------
     1         [*]                        1            [*]
     2         [*]                        2            [*]
     3         [*]                        3            [*]
     4         [*]                        4            [*]
     5         [*]                        5            [*]
     6         [*]                        6            [*]
     7         [*]                        7            [*]
     8         [*]                        8            [*]
     9         [*]                        9            [*]
    10         [*]                       10            [*]
    11         [*]                       11            [*]
    12         [*]                       12            [*]
    13         [*]                       13            [*]
    14         [*]                       14            [*]
    15         [*]                       15            [*]
    16         [*]                       16            [*]
    17         [*]                       17            [*]
    18         [*]                       18            [*]
    19         [*]                       19            [*]
    20         [*]                       20            [*]
    21         [*]                       21            [*]
    22         [*]                       22            [*]
    23         [*]                       23            [*]
    24         [*]                       24            [*]
    25         [*]                       25            [*]
    26         [*]                       26            [*]
    27         [*]                       27            [*]
    28         [*]                       28            [*]
    29         [*]                       29            [*]
    30         [*]                       30            [*]
========================             ==========================

Where  each Day commences            Where each Day commences
at 00.01 hours and ends              at 00.01 hours and ends
at 24.00 hours, and Day 1            at 24.00 hours, and Day 1
is the day after the Service         is the day after the Service
Preliminary Testing Date, et seq.    Full Testing Date, et seq.

[*] Indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

                                  SCHEDULE 3
                                  ----------

                      PART 2: LOSS OF SERVICE DEFINITION
                      ----------------------------------

1. The network is designed to achieve an overall end-to-end network availability between each Distribution Input Interface pair of Customer's Content Signals and each associated Distribution Output Interface pair of Customer's Content Signals of not less than 99.99% over a rolling 6 month period.

2. Loss of Service will be considered to have happened when both feeds of Customer's Content Signals to a Transmitter Site have been declared as unavailable simultaneously, or a feed is declared unavailable within 1
     (one) minute of the other feed being declared available (after the other feed had previously been declared unavailable). In the first case the Loss of Service will be credited for Abatements purposes in complete seconds until one of the feeds is declared available. In the second case a Loss of Service of 1 (one) minute minus the time in complete seconds during which both links were available will be credited for Abatements purposes.

3. A feed to a Transmitter Site will be deemed to be unavailable whenever one of the following conditions is satisfied (these conditions being based on ETSI Technical Recommendation ETR 290 (May 1997), Title: Digital Video Broadcasting (DVB) Measurement Guidelines for DVB Systems, Ref: DTR/JTC - 00DVB - 22):-

     (a)  [*] or

     (b)  [*] or

     (c)  [*] or

[*] Indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

     (d)  [*] or

     (e)  [*] or

     (f)  [*] or

     PROVIDED THAT where more than one of the above events occur simultaneously or overlap, only one of such events, in the order of precedence listed above, will give rise to Abatements.

4. Feeds will be deemed available (after they have previously been declared unavailable) when the following conditions apply. Each clear condition is associated with the fault condition above:-

     (a)  [*] or

     (b)  [*] or

     (c)  [*] or

     (d)  [*] or

     (e)  [*] or

     (f)  [*]

[*] Indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

                                  SCHEDULE 3
                                  ----------

                             PART 3:  ABATEMENTS
                             --------------------

1.   GENERAL

     If Loss of Service occurs after the first Operational Service Date which is due to BT, then the Customer will be entitled to claim an Abatement of the Service Rental Charge in accordance with this Part 3 of Schedule 3. For the purposes of Abatements, Loss of Service will be calculated over a rolling 365 day period.

2.   ABATEMENTS FOR LOSS OF SERVICE

     Should a Loss of Service to any of the Transmitter Sites occur after its Operational Service Date then subject to paragraphs 3 and 4 below, the Customer will be entitled to claim an Abatement of the Service Rental Charge in accordance with the formula set out in Table 1 below. The maximum Abatement of Service Rental Charge to apply to a Loss of Service to any Transmitter Site in any consecutive period of one year commencing on the first Operational Service Date for the remainder of the term of this Contract (or part year for the last such period), will be as set out in Table 1 below (or a proportionate part of such maximum for the last such period).

3.   MAXIMUM OVERALL ANNUAL TOTAL OF ABATEMENTS

     Abatements will be subject to a maximum overall annual total, commencing on the first Operational Service Date and expiring on the last day of the Contract, of one half of the total Service Rental Charge for Year 3 as set out in paragraph 1.2.4 of Schedule 2 and as increased in accordance with the formula set out in paragraph 1.3 of Schedule 2 at the date of calculation (or pro rata for the last year).

4.   GENERAL SCOPE AND LIMITATIONS OF ABATEMENTS

4.1 Payment or credit of Abatements will be in full and final satisfaction of any claims against BT by the Customer relating to the quality of the Service and BT will not be liable to the Customer for any faults, Loss of Service or other failures in the quality of the Service save to the extent set out in this Part 3 of Schedule 3

4.2 No Abatement of the Service Rental Charge for Loss of Service to any Transmitter Site will apply if such Loss of Service is due to any one of the following circumstances:-

     (a)  where the failure is due to any matter covered by Clause 13; or

     (b) interruption, withdrawal or suspension of the Service in accordance with Sub-clause 2.6, 7.5 or 16.2, or to carry out planned upgrades to the Service at agreed times (including installation of output switching); or

     (c) failure by the Customer to comply with its obligations under this Contract, including but not limited to those under Clauses 5 or 7; or

     (d) BT's requirements under Clauses 4 or 6 not being met, or an event occurring as described in Sub-clause 4.4; or

     (e) a failure or fault not attributable to the Service, including but not limited to faults attributable to the Customer's Equipment, or other networks or services connected to the Service, or other circumstances under the Customer's control; or

     (f) the Loss is due to the Customer's Content Signals being absent or degraded or incorrectly routed prior to the Distribution Input Interface.

5.   PAYMENT OF ABATEMENTS

5.1 Within 10 working days following any period of Loss of Service, BT will forward to the Customer a consolidated report of any Loss of Service to the Transmitter Sites specifying the dates, times and durations of any such Loss of Service and specifying any applicable Abatement as determined by, and meeting the conditions outlined in this Part 3 of Schedule 3, which the Customer will be entitled to claim.

5.2 Unless otherwise agreed with the Customer, Abatements claimed by the Customer will be set off against the next instalment(s) of the Service Rental Charge, except for any Abatements claimed after the final instalment has been paid, where BT will pay any Abatements claimed within 45 days of the date of the invoice from the Customer. The Customer may charge daily interest on late payment of such invoice at a rate equal to 4% per annum above the base lending rate of Midland Bank plc.

                                    TABLE 1
                                    -------

                               ABATEMENT FORMULAE
                               ------------------


Abatements for Category A Transmitter Sites (One only, being Crystal Palace
---------------------------------------------------------------------------
Transmitter Site)
-----------------

---------------------------------------------------------------------
Total loss of service in any       Annual derived abatement of Annual
365 day period.                    Rental charge (per Station)

T= 0 to 30 secs                    [*]
T= 30 secs to 240 mins             [*]
T= above 240 mins                  [*]
---------------------------------------------------------------------

Where X(T) = [*]
ln is natural logarithm.
T is the cumulative Loss of Service in minutes rounded to the nearest whole minute.

Abatements for Category B Transmitter Sites (All Transmitter Sites other than
-----------------------------------------------------------------------------
Crystal Palace Transmitter Site)
--------------------------------

---------------------------------------------------------------------
Total loss of service in any       Annual derived abatement of Annual
365 day period.                    Rental charge (per Station)


T= 0 to 30 secs                    [*]
T= 30 secs to 240 mins             [*]
T= above 240 mins                  [*]
'''''''''''''
---------------------------------------------------------------------

Where X(T) = [*]
ln is natural logarithm.
T is the cumulative Loss of Service in minutes rounded to the nearest whole minute.
NOTE:  These formulae will apply on a per Transmitter Site basis

[*] Indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

                                   SCHEDULE 4
                                   ----------

                        FUNCTIONAL DESIGN SPECIFICATION
                        -------------------------------

The Functional Design Specification is a detailed technical description of the Service, of which the current version is:-

"An Integrated Distribution Network for Digital Terrestrial Television Functional Design Specification for Castle Transmission International
Issue: Draft 0.2"

It does not form part of the Contract, but may be used by the parties for reference and clarification purposes. In the event of any conflict between the Functional Design Specification and the Contract, the Contract will prevail.

The parties recognise that the technical description and specification of the Service may change from time to time, and that any such agreed changes will be incorporated within a revised Functional Design Specification, in addition to any changes that may be agreed to the Contract consequent on such changes.

                                   SCHEDULE 5
                                   ----------

                              IMPLEMENTATION PLAN
                              -------------------

BT will produce an Implementation Plan for delivery and testing of the Service, which will include timescales for fulfilment of BT and Customer requirements and obligations (including the BT requirements and Customer's obligations under Sub-clauses 4.1 and 6.1), and which both parties will use all reasonable efforts to agree as soon as practicable, PROVIDED THAT in any event the Customer acknowledges that, as a minimum:-

(a) BT will require the requirements described in Sub-clause 4.1 to be fulfilled not less than two calendar months prior to the relevant Service Preliminary Testing Date at each Site; and

(b) BT will require the following minimum levels of access referred to in Sub-clause 6.1:-

     (i) continuous 24-hour access to all relevant Sites for all internal work during a period from 2 months prior to each Service Preliminary Testing Date to each Service Delivery Date;

     (ii) access 7 days per week from 08.00 hours to 18.00 hours to all relevant Sites for all external work during a period from 3 months prior to each Service Preliminary Testing Date to 1 month prior to each Service Preliminary Testing Date, then continuous 24-hour access to all relevant Sites for all external work during a period from 1 month prior to each Service Preliminary Testing Date to each Service Delivery Date.

If the Customer is unable to arrange access in accordance with (b) above at any Transmitter Sites, the Customer may propose an alternative detailed timetable (including proposed dates and hours of access for internal and external work) for BT's access to such Transmitter Sites. BT will review these proposals and indicate whether or not BT can accept them (which will be at BT's sole discretion) in relation to each Transmitter

Site. Where BT accepts such proposals, BT's requirements under Sub-clause 6.1 shall be deemed to be modified accordingly in relation to such Transmitter Site(s), and Late Delivery Payments shall apply accordingly. Where BT does not accept such proposals, BT will use reasonable endeavours to carry out the relevant work within the Customer's proposed timetable but will have no liability to the Customer for late provision of Service and accordingly no Late Delivery Payments will be payable. BT's acceptance of any such proposals will only be valid if made in writing and signed by BT's DTTV Service Project Manager, such BT DTTV Service Project Manager to be advised by BT to the Customer from time to time.

                                   SCHEDULE 6
                                   ----------

                                ACCEPTANCE TESTS
                                ----------------

                         PART 1 :  GENERAL METHODOLOGY
                         -----------------------------

     BT will conduct Acceptance Tests in accordance with the following methodology to satisfy conformance with the Acceptance Criteria. These tests will take place in four main stages:-

     (a) the Customer will have the built in diagnostic features of the ASI equipment demonstrated to them at BT laboratories. These features will enable remote verification that the DTTV Distribution Network is satisfying the service parameters during commissioning and through out the life of the network;

     (b) individual links will be commissioned by BT. Copies of the commissioning reports for each circuit within the network on which their signals are carried will be made available to the Customer;

     (c) the Customer's nominated representatives, in accordance with Sub-clause 3.1, will be invited to be present at a five randomly picked Transmitter Sites where the diagnostic features of the ASI equipment will again be verified with other test equipment. At this time the Customer will also verify that the network monitoring system is reporting as expected;

     (d) the DTTV Distribution Network will then be finally commissioned, using the diagnostic features of the ASI mux and the network monitoring system, ensuring that the Service meets the Acceptance Criteria.

2. The Acceptance Tests for the Preliminary Testing Service, the Full Testing Service, and fully operational Service will be as follows:-

     (a) following the installation of a single link for the Preliminary Testing Service, BT will verify the link performance between the Playout Centre and the Transmitter Site. Acceptance Testing for the Preliminary Testing Service will consist of a link performance check which will be limited to a verification that the ASI performance is error-free and formatted in accordance with DVB-PI-154 TM1449:
          Interfaces for CATV/SATV Headends and Similar Professional Equipment (EN 50083-9) (the "Specification");

     (b) following the installation of the second link, BT will verify the link performance between the Playout Centre and the Transmitter Site. A link performance check will be limited to a verification that the ASI performance is error-free and formatted in accordance with the Specification. If these conditions are met, both links will then be subject to longer duration stability testing, where the diagnostic features of the ASI Mux will be used in conjunction with the network monitoring system to demonstrate that [*]. Should errors occur during link testing then the stability check will be restarted until a [*]. These results will be presented to the Customer as demonstration that the results of the Acceptance Tests for the Full Testing Service and the fully operational Service meet the Acceptance Criteria.

[*] indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

                                   SCHEDULE 6
                                   ----------

                         PART 2:  ACCEPTANCE CRITERIA
                         ----------------------------

     For the Preliminary Testing Service, the Acceptance Criteria will be that the ASI stream is error-free and formatted in accordance with the Specification as defined in paragraph 2, Part 1, Schedule 6, measured as described in paragraph 2, Part 1, Schedule 6.

     For the Full Testing Service, and the fully operational Service, the Acceptance Criteria will be that there are no transport stream errors introduced by the distribution system recorded by the Network Management Service for a continuous period of [*], measured as described in paragraph 2, Part 1, Schedule 6.

               Please see paragraph 3, Part 1, Schedule 1 for description of the respective facilities comprising the Preliminary Testing Service, the Full Testing Service and fully operational Service.

[*] Indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

                                  SCHEDULE 7
                                  ----------

                          NETWORK MANAGEMENT SERVICE
                          --------------------------

1.   NETWORK MANAGEMENT

1.1 Network Management facilities will be provided to coincide with Service Full Testing Dates. Network Management provides the framework within which the Service will be managed. A more detailed description of the facilities that will be provided by BT and the features and functionality is contained in the Functional Design Specification.

1.2 Network technical performance information will be made available to the Customer, and any network failures will be reported to the status display and statistics will be maintained and be available at the status display. This status display will provide a continuous overview of the network and the status of the signals. If a Loss of Service occurs, alarms will appear on the status display. The displays will also provide facilities to ascertain the reason for the alarm(s) and to store the cumulative Service statistics for a rolling 12 month period.

1.3 Network reports will be available as described in the Functional Design Specification.

2.   FAULT REPORTING

     The BT Service Management Centre (SMC) will manage the Service. The SMC will monitor the Service 24 hours/day, 365 days/year and will provide a reporting service to the Customer for incidents on the Service. If a Loss of Service occurs the Customer can contact BT at the SMC on the following numbers:-

          The telephone number for the SMC is: 0800 212857
          The facsimile number for the SMC is: 0(1)71 261 4279

                                  SCHEDULE 8
                                  ----------

                   SPECIFICATION OF CUSTOMER CONTENT SIGNALS
                   -----------------------------------------

1. The Customer will provide in respect of each DTTV Multiplex Service, two outputs of Customer's Content Signals to be carried over the DTTV Distribution Network from each Playout Centre. Each output of Customer's Content Signals will be identical and (subject to Sub-clause 4.2) continuous under normal conditions, and will have a nominal bitrate of [*] . Customer's Content Signals must comply with the characteristics described in paragraph 4.1, Part 1, Schedule 1.

2. Customer interfaces to the network will be provided in accordance with paragraph 4, Part 1, Schedule 1.

[*] Indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

                                  SCHEDULE 9
                                  ----------

             PERSONS PERMITTED TO RECEIVE CONFIDENTIAL INFORMATION
             -----------------------------------------------------

1.   BOTH PARTIES

     Their employees or professional advisers who need to know the information

2.   ADDITIONALLY FOR BT

     The employees of a BT Group Company who need to know the information BT's suppliers who need to know the information

3.   ADDITIONALLY FOR THE CUSTOMER

     The employees of the following who need to know the information:-

          British Digital Broadcasting Plc
          The British Broadcasting Corporation
          Any Group Company of the Customer
          The Customer's suppliers

                                  SCHEDULE 10
                                  -----------

                          CONTRACT CHANGE ORDER FORM
                          --------------------------


________________________________________________________________________________

CHANGE ORDER NUMBER:          DATE:
--------------------          -----


The Contract dated ...................................Reference
---------------------------------------------------------------
Number.........................................
-----------------------------------------------
between British Telecommunications plc of 81, Newgate Street, London, EC1A 7AJ
------------------------------------------------------------------------------
(hereinafter called "BT")
-------------------------

and (Customer)
--------------

for the supply of :- DTTV Service
---------------------------------

is amended as follows:-
-----------------------

________________________________________________________________________________
1.   DESCRIPTION
________________________________________________________________________________

________________________________________________________________________________
2.   AMENDMENT TO CLAUSE
     -------------------

________________________________________________________________________________
3.   ORIGIN AND REASON FOR CHANGE ORDER
     ----------------------------------

________________________________________________________________________________

________________________________________________________________________________
4.   CHARGES
     -------

     I) THE TOTAL CHANGE IN THE CHARGES FOR CARRYING OUT THE AMENDMENT IN ACCORDANCE WITH THE TERMS OF THIS CHANGE ORDER IS:

     II) THE CHARGES ARE AMENDED TO:-

________________________________________________________________________________

5.   COMMENCEMENT DATE
     -----------------

     The Commencement Date is amended to:-

________________________________________________________________________________
6.   REMARKS
     -------

________________________________________________________________________________
7.   GENERAL
     -------

     Except as amended herein or by any other formal Contract Change Orders duly signed by xx and BT, the terms of the Contract dated..................
     Reference Number.................. will remain in full force and effect.

     The terms of this Contract Change Order are agreed.

________________________________________________________________________________
8.   PREVIOUS CONTRACT CHANGE ORDERS
     -------------------------------

     Number              Date
     ------              ----

________________________________________________________________________________

     SIGNED BY                      )
     ---------
     a duly authorised person on    )
     behalf of                      )
     British Telecommunications plc )

                              Name  )
                           Position )



     SIGNED BY                      )
     ---------
     a duly authorised person on    )
     behalf of xxxx plc
                              Name  )
                           Position )